Exhibit 4.55

Execution Version

TWELFTH SUPPLEMENTAL INDENTURE

between

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

and

The Bank of New York Mellon Trust Company, N.A.

Trustee

Dated as of October 9, 2023

Supplementing the First Mortgage Indenture dated as of December 10, 2003, as heretofore supplemented

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

Establishing a series of Securities designated 5.65% Series A Senior Secured Notes due 2028 and a series of Securities designated 5.98% Series B Senior Secured Notes due 2034

Schedule 1	Recording Information

Exhibit A	Description of Properties
Exhibit B	Subordination Terms
Exhibit C	Form of Series A Note
Exhibit D	Form of Series B Note

TWELFTH SUPPLEMENTAL INDENTURE (this “TWELFTH SUPPLEMENTAL INDENTURE”), dated as of October 9, 2023, between MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a limited liability company organized and existing under the laws of the State of Michigan (herein called the “Company”), having its principal office at 27175 Energy Way, Novi, Michigan 48377, and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A.), a national banking association organized under the laws of the United States, as trustee (herein called the “Trustee”), the office of the Trustee at which on the date hereof its corporate trust business is administered being 2 N. LaSalle, Suite 700, Chicago, Illinois 60602.

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage Indenture dated as of December 10, 2003 (the “Original Mortgage Indenture”), as amended and supplemented by the Third Supplemental Indenture thereto, dated as of November 25, 2008, (together with the Original Mortgage Indenture, the “Mortgage Indenture”) encumbering the real property interests as more particularly described on Exhibit A and Exhibit B attached to the Original Mortgage Indenture, on Exhibit A to the Fourth Supplemental Indenture thereto, Exhibit A to the Fifth Supplemental Indenture thereto, Exhibit A to the Sixth Supplemental Indenture thereto, Exhibit A to the Seventh Supplemental Indenture thereto, Exhibit A to the Eighth Supplemental Indenture thereto, Exhibit A to the Ninth Supplemental Indenture thereto, Exhibit A to the Tenth Supplemental Indenture thereto and Exhibit A to the Eleventh Supplemental Indenture thereto, and providing for (i) the issuance by the Company from time to time of its bonds, notes or other evidences of indebtedness (in the Mortgage Indenture and herein called the “Debt Securities”) to be issued in one or more series and to provide security for the payment of the principal of and premium (including any Make-Whole Amount), if any, and interest, if any, on the Debt Securities and (ii) the issuance from time to time of Collateral Securities (as defined in the Mortgage Indenture) (together with the Debt Securities, in the Mortgage Indenture and herein called the “Securities”); and

WHEREAS, the Company has heretofore executed and delivered the following supplemental indentures, each dated as hereinafter set forth:

Instrument	Date

First Supplemental Indenture	December 10, 2003
Second Supplemental Indenture	December 10, 2003
Third Supplemental Indenture	November 25, 2008
Fourth Supplemental Indenture	December 11, 2008
Fifth Supplemental Indenture	April 20, 2010
Sixth Supplemental Indenture	October 5, 2012
Seventh Supplemental Indenture	December 4, 2014
Eighth Supplemental Indenture	March 31, 2016
Ninth Supplemental Indenture	November 28, 2018
Tenth Supplemental Indenture	August 12, 2020
Eleventh Supplemental Indenture	July 19, 2021

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WHEREAS, the Original Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture listed in the foregoing paragraph were recorded in the offices set forth in Schedule 1 attached hereto; and

WHEREAS, there have heretofore been issued under the Indenture the following Securities in the principal amounts as follows:

Title	Issued	Principal Amount

5.75% Senior Secured Notes, due 2015	December 10, 2003 (Discharged on December 10, 2015)	$175,000,000
Senior Secured Bonds, Collateral Series A	December 10, 2003 (Discharged on March 29, 2007)	$35,000,000
6.63% Senior Secured Notes due 2014	December 11, 2008 (Discharged on December 18, 2014)	$50,000,000
5.64% Senior Secured Notes due 2040	May 6, 2010	$50,000,000
3.98% Senior Secured Notes due 2042	October 26, 2012	$75,000,000
4.19% Senior Secured Notes due 2044	December 17, 2014	$150,000,000
3.90% Senior Secured Notes due 2046	April 26, 2016	$200,000,000
4.55% Series A Secured Notes due 2049	January 15, 2019	$50,000,000
4.65% Series B Secured Notes due 2049	July 10, 2019	$50,000,000
3.02% Senior Secured Notes due 2055	October 14, 2020	$150,000,000
2.90% Series A Senior Secured Notes due 2051	August 3, 2021	$75,000,000
3.05% Series B Senior Secured Notes due 2052	May 10, 2022	$75,000,000

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WHEREAS, in addition to the property described in the Original Mortgage Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, the Company has acquired certain other property, rights, and interests in property; and

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Mortgage Indenture and pursuant to a Company Resolution, has duly determined to make, execute and deliver to the Trustee this Twelfth Supplemental Indenture to the Mortgage Indenture as permitted by Sections 201, 301 and 1201 of the Mortgage Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, two series of Securities under the Mortgage Indenture in an aggregate principal amount of $175,000,000 and to amend and supplement the Mortgage Indenture as herein provided; and

WHEREAS, all things necessary to make the Notes (as defined herein), when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Mortgage Indenture set forth against payment therefor the valid, binding and legal obligations of the Company and to make this Twelfth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

GRANTING CLAUSES

NOW, THEREFORE, THIS TWELFTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of two series of Securities, and for and in consideration of the premises and of the covenants contained in the Mortgage Indenture and in this Twelfth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on, and all other amounts (including, without limitation, fees, expenses and indemnities) in connection with, all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee, for itself and for the benefit of the Holders, with power of sale, a lien upon and a security interest in, the following (subject, however, to the terms and conditions set forth in the Mortgage Indenture and herein):

GRANTING CLAUSE FIRST

All right, title and interest of the Company, as of the date of the execution and delivery of this Twelfth Supplemental Indenture, as originally executed and delivered, in and to all of the following property:

(a)            all real property owned in fee and other interests in real property located in the State of Michigan or wherever else situated including, but not limited to, such property as described in Exhibit A and Exhibit B attached to the Original Mortgage Indenture, Exhibit A attached to the Fourth Supplemental Indenture, Exhibit A attached to the Fifth Supplemental Indenture, Exhibit A attached to the Sixth Supplemental Indenture, Exhibit A attached to the Seventh Supplemental Indenture, Exhibit A attached to the Eighth Supplemental Indenture, Exhibit A attached to the Ninth Supplemental Indenture, Exhibit A attached to the Tenth Supplemental Indenture, Exhibit A attached to the Eleventh Supplemental Indenture and Exhibit A attached hereto;

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(b)            the entire easement estate created under and by virtue of the Easement Agreement (as defined in Section 101 of the Original Mortgage Indenture), including any interest in any fee, or greater or lesser title to such easement estate, including, without limitation, the Company’s interest in the parcels of real property described in Exhibit B attached to the Original Mortgage Indenture for purposes of local recording of the Indenture (collectively, the “Easement Land”) and the Improvements (as defined below) that the Company may own or hereafter acquire (whether acquired pursuant to a right or option contained in the Easement Agreement or otherwise) and all credits, deposits, options, privileges and rights of the Company under the Easement Agreement (including all rights of use, occupancy and enjoyment) and under any amendments, supplements, extensions, renewals, restatements, replacements and modifications thereof (including, without limitation, (i) the right to give consents, (ii) the right to receive moneys payable to the Company, (iii) the right to renew or extend the Easement Agreement for a succeeding term or terms, (iv) the right, if any, to purchase the Real Estate (as defined below) and (v) the right to terminate or modify the Easement Agreement); all of the Company’s claims and rights to the payment of damages arising under the Bankruptcy Code (as defined in Section 101 of the Original Mortgage Indenture) from any rejection of the Easement Agreement by the grantor thereunder or any other party (such parcel(s) of real property (including the real property owned in fee and the Easement Land and the Company’s easement estate), together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the “Improvements”) are collectively referred to as the “Real Estate”);

(c)            the Improvements or any part thereof (whether owned in fee by the Company or held pursuant to the Easement Agreement or otherwise) and all the estate, right, title, claim or demand whatsoever of the Company, in possession or expectancy, in and to the Real Estate or any part thereof;

(d)            all rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof (the assets described in clauses (a), (b) and (c) above and this clause (d) are collectively referred to as the “Real Property”);

(e)            all fixtures, towers, pole structures, poles, crossarms, wires, cables, conduits, guys, anchors, transformers, insulators, substations, switching stations, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Company and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description and all other assets that constitute “Equipment” as defined in the Uniform Commercial Code (all of the foregoing in this clause (e), collectively being referred to as the “Equipment”);

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(f)            all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to the Company or constructed, assembled or placed by the Company on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by the Company;

(g)            all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by the Company and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the “Leases”), and all rights of the Company in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (collectively, the “Rents”), including, but not limited to, all rights conferred by Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCLA 554.231 et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act No. 55 of the Michigan Public Acts of 1933 (MCLA 554.211 et seq.);

(h)            all trade names, trade marks, logos, copyrights, good will and books and records relating to or used in connection with the operation of the Real Estate or the Equipment or any part thereof, all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom; all general intangibles related to the operation of the Improvements now existing or hereafter arising and all other assets that constitute “Intellectual Property” as defined in the Uniform Commercial Code (all of the foregoing in this clause (h), collectively being referred to as “Intellectual Property”);

(i)            all unearned premiums under insurance policies now or subsequently obtained by the Company relating to the Real Estate or Equipment and the Company’s interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

(j)            all contracts from time to time executed by the Company or any Manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment; all consents, licenses, building permits, certificates of occupancy and other Governmental Approvals (to the extent constituting property) relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof; and all drawings, plans, specifications and similar or related items relating to the Real Estate (all of the foregoing in this clause (j) being referred to as “Real Estate Contracts”);

(k)            any and all moneys now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by the Company as provided in the Indenture;

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(l)            any right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of the state;

(m)            all Accounts;

(n)            all Chattel Paper;

(o)            all Contracts;

(p)            all Deposit Accounts;

(q)            all Documents;

(r)            all General Intangibles;

(s)            all Instruments;

(t)            all Inventory;

(u)            all Investment Property;

(v)            all Letter of Credit Rights;

(w)            all other property not otherwise described above;

(x)            all books and records pertaining to the Mortgaged Property; and

(y)            to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

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GRANTING CLAUSE SECOND

All right, title and interest of the Company in all property described in the foregoing Granting Clause First, which may be hereafter acquired by the Company, it being the intention of the Company that all such property and all such rights, title and interests acquired by the Company after the date of the execution and delivery of this Twelfth Supplemental Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Twelfth Supplemental Indenture, as originally executed and delivered;

GRANTING CLAUSE THIRD

All tenements, hereditaments, servitudes and appurtenances belonging or in any way appertaining to the aforesaid property, with the reversions and remainders thereof;

TO HAVE AND TO HOLD all such property, unto the Trustee, its successors in trust and their assigns forever;

IN TRUST, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Seven or Article Twelve of the Original Mortgage Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on, and any other amounts (including, without limitation, fees, expenses and indemnities) in connection with, the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Mortgage Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect;

IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts set forth in the Indenture; and

THE PARTIES HEREBY COVENANT AND AGREE as follows:

ARTICLE One

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

(a)            Mortgage Indenture Definitions. Each capitalized term that is used herein and is defined in the Mortgage Indenture shall have the meaning specified in the Mortgage Indenture unless such term is otherwise defined herein; provided, however, that any reference to a “Section” or “Article” refers to a Section or Article, as the case may be, of this Twelfth Supplemental Indenture, unless otherwise expressly stated.

(b)            Additional Definitions. For purposes of this Twelfth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in the equity of such Person, including, without limitation, all partnership interests, limited liability company membership or other interests, common stock and preferred stock and beneficial interests in a trust and any and all warrants, rights or options to purchase any of the foregoing.

“Closing Date” has the meaning assigned to that term in Schedule B to the Note Agreement.

“Change in Ownership” means and shall be deemed to have occurred if Holdco ceases to own, directly or indirectly, 85% of the Capital Stock of the Company.

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“Dispose” or “Disposition” means a sale, lease, transfer or other disposition of any assets of the Company.

“Easement Agreement” means the Amended and Restated Easement Agreement, dated as of April 29, 2002, between the Company and Consumers, as amended and supplemented to date.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses or legally enforceable governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.

“Event of Default” has the meaning assigned to that term in Article Four of this Twelfth Supplemental Indenture.

“FERC” means the United States Federal Energy Regulatory Commission and any successor thereto.

“Financing Agreements” means the Mortgage Indenture, including this Twelfth Supplemental Indenture, the Note Agreement and the Notes.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that could be reasonably expected to pose a hazard to health and safety, the removal of which could be reasonably expected to be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Holdco” means ITC Holdings Corp., a Michigan corporation.

“Indenture” means the Original Mortgage Indenture, as supplemented and modified by any and all indentures supplemental thereto, including this Twelfth Supplemental Indenture.

“Initial Noteholder” means each Noteholder listed on Schedule A to the Note Agreement purchasing any Notes on a Closing Date.

“Institutional Investor” means (a) any Initial Noteholder, (b) any holder of more than $5,000,000 of the aggregate principal amount of the Notes and (c) any bank, trust company, other financial institution, pension plan, investment company, insurance company, or similar financial institution.

“Investment” or “Invest” means (a) a purchase or acquisition of, or an investment or reinvestment in, Rate Base Assets or (b) without duplication, the making of a firm, good faith contractual commitment, in the ordinary course of business and not subject to any conditions in the Company’s control, to purchase or acquire, or invest or reinvest in, Rate Base Assets.

“Make-Whole Amount” means, with respect to any Note, an amount, as determined by the Company, equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining any Make-Whole Amount, the following terms have the following meanings:

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“Called Principal” means, with respect to any Note, the principal of such Note that is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 802 of the Mortgage Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

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“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.03 or Section 2.04 hereof or Section 802 of the Mortgage Indenture.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 802 of the Mortgage Indenture, as the context requires.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company, (b) the ability of the Company to perform its obligations under any Financing Agreement (including, the timely payments of principal of, or Make-Whole Amount, if any, and interest on, the Notes), (c) the legality, validity or enforceability of the Financing Agreements or (d) the perfection or priority of the Liens purported to be created pursuant to the Indenture or the rights and remedies of the Noteholders with respect thereto.

“MISO” means the Midcontinent Independent System Operator, Inc. (formerly known as the Midwest Independent Transmission System Operator, Inc.).

“Mortgage Indenture” has the meaning assigned to that term in the first Recital.

“Net Proceeds” means, with respect to any Disposition of assets, the gross proceeds thereof (including any such proceeds received by way of deferred payment, installment, price adjustment or otherwise), whether in cash or otherwise, net of any taxes paid or reasonably estimated to be paid as a result thereof (after taking into account any available tax credits or deductions applicable thereto).

“Note” has the meaning assigned to that term in Section 2.01(a) hereof.

“Note Agreement” means that certain Note Purchase Agreement, to be dated as of or about November 1, 2023, between the Company and the Initial Noteholders.

“Noteholders” means (a) the Initial Noteholders and (b) each subsequent holder of a Note as shown on the register maintained by the Company pursuant to Section 305 of the Mortgage Indenture.

“OATT” means, at any given time, the open access transmission tariff of MISO that is applicable to the Company, approved by the FERC and then in effect.

“Original Mortgage Indenture” has the meaning assigned to that term in the first Recital.

“Rate Base Assets” means assets of the Company which are included in FERC’s determination of the Company’s revenue requirement under the OATT.

“Reputable Insurer” means any financially sound and responsible insurance provider permitted to do business in the State of Michigan rated “A-” or better by A.M. Best Company (or if such ratings cease to be published generally for the insurance industry, meeting comparable financial standards then applicable to the insurance industry).

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“Responsible Officer”, when used with respect to the Company, means any Senior Financial Officer or any vice president of the Company or Holdco and any other officer of the Company or Holdco with responsibility for the administration of the relevant Financing Agreement, or portion thereof.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer, comptroller or any vice president of Holdco.

“Series A Closing Date” has the meaning assigned to that term in Schedule B to the Note Agreement.

“Series A Notes” has the meaning assigned to that term in Section 2.01(a) hereof.

“Series B Closing Date” means the date on which the Series B Closing occurs.

“Series B Notes” has the meaning assigned to that term in Section 2.01(a) hereof.

“Subordinated Debt” means unsecured Debt of the Company fully subordinated in right of payment to the Notes and other Senior Secured Debt substantially on the terms set forth in Exhibit B attached hereto.

“Subsidiary” means, as to any Person, any Corporation or other business entity in which such Person beneficially owns, directly or indirectly, a majority of the outstanding voting securities thereof.

“Transmission Documents” shall have the meaning assigned to such term in the Note Agreement.

“Twelfth Supplemental Indenture” has the meaning assigned to that term in the introductory paragraph hereof.

(c)            For purposes of the Notes, pursuant to Section 301(22) of the Mortgage Indenture, the Mortgage Indenture is hereby amended and supplemented as follows:

(i)            The following Section 116 shall be added immediately following Section 115:

Section 116. Jurisdiction; Waiver of Trial by Jury.

(a)            The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, the City of New York, over any suit, action or proceeding arising out of or relating to this Indenture. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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(b)            The Company consents to process being served by or on behalf of the Trustee or any Holder in any suit, action or proceeding of the nature referred to in Section 116(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 15 of the Note Agreement or at such other address of which the Trustee or any such Holder shall then have been notified pursuant to said Section 15. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)            Nothing in this Section 116 shall affect the right of the Trustee or any Holder to serve process in any manner permitted by law, or limit any right that the Trustee or any Holder may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)            THE PARTIES HERETO, AND EACH HOLDER OF A SECURITY BY ITS ACCEPTANCE HEREOF, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT.

(ii)            Section 903(11) of the Mortgage Indenture is hereby amended by deleting the provision in its entirety and replacing it with the following:

(11)            the Trustee is not required to take notice or deemed to have notice of any Default or Event of Default hereunder, except Events of Default relating to any failure of payment with respect to any Outstanding Debt Securities while the Trustee is the Paying Agent hereunder, unless (i) in the case of a Default, a Responsible Officer of the Trustee has received notice in writing of such Default from the Company or a Holder of any of the Securities then Outstanding or (ii) in the case of an Event of Default, either (1) a Responsible Officer of the Trustee has received notice in writing of such Event of Default from the Company or a Holder of any of the Securities then Outstanding or (2) a Responsible Officer of the Trustee shall have actual knowledge of such Event of Default, as the case may be;

(iii)            The following provisions shall be added immediately following Section 903(13):

(14)            the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its control, including, without limitation, any provision of any law or regulation or any act of any governmental authority; acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics or pandemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services (it being understood that the Trustee shall maintain a business continuity plan and otherwise use reasonable efforts which are consistent with accepted practices in the banking industry to avoid and mitigate the effects of such occurrences and to resume performance as soon as practicable under the circumstances); accidents; labor disputes; acts of civil or military authority and governmental action; and

(15)            in no event shall the Trustee be responsible or liable for special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

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(16)            the Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (for the purposes of this Section, “Instructions”) given pursuant to the Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing authorized officers and containing specimen signatures of such authorized officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an authorized officer listed on the incumbency certificate provided to the Trustee have been sent by such authorized officer. The Company shall be responsible for ensuring that only authorized officers transmit such Instructions to the Trustee and that the Company and all authorized officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

“Electronic Means” shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

(iv)            For the purposes of the Notes, Section 907 is hereby supplemented by the addition of the following paragraph immediately following the last paragraph of Section 907:

The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 907, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

(v)            The following sentence shall be added immediately following the last sentence of Section 1004:

Delivery of such information, documents and other reports to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

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(e)            For all purposes under this Agreement in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), (a) if any obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.

ARTICLE Two

TITLE, FORM AND TERMS AND CONDITIONS OF THE NOTES

Section 2.01. The Notes.

(a)            The Securities of these series to be issued under the Mortgage Indenture pursuant to this Twelfth Supplemental Indenture shall be designated as “5.65% Series A Senior Secured Notes due 2028” (the “Series A Notes”) or “5.98% Series B Senior Secured Notes due 2034” (the “Series B Notes” and together with the Series A Notes, the “Notes”) and shall be Debt Securities issued under the Indenture.

(b)            The Trustee shall authenticate and deliver (i) the Series A Notes for original issue on the Series A Closing Date in an aggregate principal amount of $90,000,000, upon a Company Order for the authentication and delivery thereof pursuant to Section 401 of the Mortgage Indenture and (ii) the Series B Notes for original issue on the Series B Closing Date in an aggregate principal amount of $85,000,000, upon a Company Order for the authentication and delivery thereof pursuant to Section 401 of the Mortgage Indenture.

(c)            Interest on the Notes shall be payable to the Persons in whose names such Notes are registered at the close of business on the Regular Record Date for such interest (as specified in Section 2.01(e) below), except as otherwise expressly provided in the form of such Notes attached hereto as Exhibit C or Exhibit D, as applicable.

(d)            The Series A Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on November 1, 2028. The Series B Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on January 16, 2034.

(e)            The Series A Notes shall bear interest at the rate of 5.65% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (i) 7.65% and (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. Interest shall accrue on the Series A Notes from the Series A Closing Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Series A Notes shall be May 1 and November 1 in each year, commencing May 1, 2024, and the Regular Record Dates with respect to the Interest Payment Dates for the Series A Notes shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however, that interest payable at Maturity will be payable to the Noteholder to whom principal is payable.

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(f)            The Series B Notes shall bear interest at the rate of 5.98% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (i) 7.98% and (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. Interest shall accrue on the Series B Notes from the Series B Closing Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Series B Notes shall be January 16 and July 16 in each year, commencing July 16, 2024, and the Regular Record Dates with respect to the Interest Payment Dates for the Series B Notes shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however, that interest payable at Maturity will be payable to the Noteholder to whom principal is payable.

(g)            Subject to Section 2.02 hereof, the office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon Trust Company, N.A., 2 N. LaSalle Street, Chicago, IL 60602, Attention: Corporate Trust Administration, shall be the place at which the principal of and Make-Whole Amount, if any, and interest on the Notes shall be payable. The office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemptions, shall be the place at which registration of transfer of the Notes may be effected; and The Bank of New York Mellon Trust Company, N.A. shall be the Security Registrar and the Paying Agent for the Notes; provided, however, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Novi, Michigan as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Notes.

(h)            The Notes shall be issuable in registered form in denominations of at least $250,000 or any integral multiple thereof.

(i)            The Notes shall not be defeasible pursuant to Section 702 of the Mortgage Indenture and such Section 702 of the Mortgage Indenture shall not apply to the Notes.

(j)            The Notes shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit C or Exhibit D, as applicable, and shall be issued in substantially such form.

Section 2.02. Payment on the Notes.

(a)            Subject to Section 2.02(b) hereof, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made at the Place of Payment designated in Section 2.01(f) hereof or such place as the Company may at any time, by notice, specify to each Noteholder, so long as such Place of Payment shall be either the principal office of the Company or the principal office of a bank or trust company in New York, New York.

(b)            So long as any Initial Noteholder or its nominee shall be a Noteholder, and notwithstanding anything contained in the Mortgage Indenture, Section 2.02(a) hereof or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Initial Noteholder’s name in Schedule A to the Note Agreement, or by such other method or at such other address as such Initial Noteholder shall have from time to time specified to the Company and the Trustee in writing for such purpose in accordance with the Note Agreement, without the presentation or surrender of such Note or the making of any notation thereon, except that concurrently with or reasonably promptly after payment or redemption in full of any Note, such Initial Noteholder shall surrender such Note for cancellation to the Company at its principal office or at the Place of Payment most recently designated by the Company pursuant to Section 2.02(a) hereof. Prior to any sale or other disposition of any Note held by such Initial Noteholder or its nominee such Initial Noteholder will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 305 of the Indenture; provided, that a transfer by endorsement shall not constitute a registration of transfer for purposes of the Indenture and the Trustee and any agent of the Trustee shall be entitled to the protections of Section 308 of the Indenture with respect to any Note, the transfer of which has not been so registered. The Company will afford the benefits of this Section 2.02(b) to any Institutional Investor that is the direct or indirect transferee of any Note purchased by such Initial Noteholder under the Indenture. The Company agrees and acknowledges that the Trustee shall not be liable for any Noteholder’s failure to perform its obligations under this Section 2.02(b). Each Initial Noteholder and any such Institutional Investor by its purchase of its Note agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with such Noteholder’s or Institutional Investor’s failure to comply with the provisions of this Section 2.02(b), including the costs and expenses of defending itself against any claim or liability in connection therewith, such indemnity to survive the payment of such Notes and the resignation or removal of the Trustee.

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(c)            Notwithstanding anything to the contrary in Section 113 of the Mortgage Indenture, if the Stated Maturity or any Redemption Date of the Notes shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Mortgage Indenture or this Twelfth Supplemental Indenture) payment of interest on or principal (and premium, if any) of the Notes due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the outstanding principal amount of the Notes due at the Stated Maturity or on any Redemption Date thereof at the rate set forth in the Notes until the date of actual payment.

Section 2.03. Mandatory Redemption of the Notes.

In addition to the mandatory redemption required by Section 501(a) of the Mortgage Indenture, which Section 501(a) shall apply to the Notes, in the event that any one or more Dispositions during any consecutive 12-month period (except, subject to compliance with Section 610 of the Mortgage Indenture, Dispositions in the ordinary course of business of obsolete or worn out Property and real estate interests not needed by the Company for its Transmission System or for the conduct of its business and Dispositions of assets that would be permitted under Article Eleven of the Mortgage Indenture) yield Net Proceeds in excess of $10,000,000, in the aggregate, the Net Proceeds of such Disposition or Dispositions shall be used for the mandatory redemption of the Notes, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date which is no more than nine months following a Disposition that, when aggregated with any other Dispositions, requires compliance with this Section 2.03 unless (x) during the nine-month period immediately preceding the date of such Disposition, the Company Invested in any Rate Base Assets in which case an amount of such Net Proceeds equal to the excess, if any, of (A) the total aggregate amount of all such Investments made during such preceding nine-month period (excluding, however, the amount of any Investments made pursuant to clause (b) of the definition of “Investment” that were not expended for Rate Base Assets during such nine-month period) over (B) the aggregate amount of Debt incurred by the Company (which, with respect to any Debt incurred under any permitted credit facility of a revolving nature, shall be calculated on a net basis after taking into account any borrowings, prepayments, repayments, reborrowings or other extensions of credit made by or in favor of the Company thereunder), in each case, during such preceding nine-month period, need not be applied to such redemption or prepayment, as the case may be, or (y) during the nine-month period following the date of such Disposition, the Company shall Invest in Rate Base Assets, in which case an amount of such Net Proceeds so Invested during such following nine-month period need not be applied to such redemption or prepayment, as the case may be; provided, however, that in the event that any such amounts referred to in this clause (y) Invested pursuant to clause (b) of the definition of “Investment” are not expended for Rate Base Assets within a period of six months from the end of such following nine-month period, any such amounts not so expended shall be used for the mandatory redemption of the Notes, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date not later than the last day of such six month period. Any redemption of the Notes pursuant to this Section 2.03 shall be made (i) at a redemption price equal to the principal amount of the Notes being redeemed and shall be accompanied by payment of accrued and unpaid interest on the principal amount of the Notes so redeemed to the redemption date and a Make-Whole Amount and (ii) in accordance with the procedures for optional redemption set forth in Section 2.04(c) hereof. Notwithstanding anything to the contrary in this Section 2.03, any amounts utilized pursuant to clauses (x) or (y) above to reduce the amount of Net Proceeds required to be applied to redemption of the Notes and/or redemption or prepayment of other Senior Secured Debt in accordance with its terms may be utilized no more than once with respect to the Net Proceeds of any one or more Dispositions occurring in any consecutive twelve month period.

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Section 2.04. Optional Redemption.

(a)            Pursuant to Section 501(b) of the Mortgage Indenture, the Notes may be redeemed at the option of Company, in whole or in part, at any time or from time to time at a redemption price equal to the principal amount of such Notes plus the Make-Whole Amount plus accrued and unpaid interest thereon to the redemption date; provided, however, that if the Notes are redeemed in part, the Notes shall not be redeemed in an amount less than $5,000,000 of the aggregate principal amount of the Notes then Outstanding.

(b)            Pursuant to Section 501(b) of the Mortgage Indenture, (i) the Series A Notes may be redeemed at the option of the Company, in whole, on or after October 1, 2028 and (ii) the Series B Notes may be redeemed at the option of the Company, in whole, on or after October 16, 2033, each at a redemption price equal to the principal amount of such Notes plus accrued and unpaid interest thereon to the redemption date.

(c)            Notwithstanding anything to the contrary in Article Five of the Mortgage Indenture, the redemption of the Notes shall take place in accordance with the procedures and requirements set forth in this Section 2.04(c), without prejudice to the requirements of Section 502 of the Mortgage Indenture (which shall for purposes of this Twelfth Supplemental Indenture also be applicable to a redemption under Section 2.03 hereof) and Sections 505 through 507 of the Mortgage Indenture. The Company (or the Trustee, if so requested pursuant to Section 504 of the Mortgage Indenture) shall give each Noteholder written notice of each optional redemption under this Section 2.04, or a mandatory redemption under Section 2.03 hereof, as the case may be, not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such redemption. Each such notice shall specify such date, the aggregate principal amount of the Notes to be redeemed on such date, the principal amount of each Note held by such Noteholder to be redeemed (determined in accordance with Section 2.04(d) hereof) and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if applicable, due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. Two (2) Business Days prior to such redemption, the Company shall deliver to each Noteholder and the Trustee a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if applicable, as of the specified redemption date. The Trustee shall have no responsibility for such calculation. From and after the date of such redemption, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.

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(d)            Notwithstanding anything to the contrary in Article Five of the Mortgage Indenture, in the case of each partial redemption of the Notes pursuant to Section 2.04(c) hereof, the Company shall redeem the same percentage of the unpaid principal amount of each of the Notes of each series, and the principal amount of each of the Notes of each series to be so redeemed shall be allocated by the Trustee among all of the Notes of such series at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of each of the Notes not theretofor called for redemption.

Section 2.05. Purchase of Notes.

Except as may be agreed to by a Noteholder or Noteholders in connection with an offer made to all Noteholders on the same terms and conditions, the Company shall not and shall not permit any Affiliate to purchase, redeem or otherwise acquire, directly or indirectly, any of the Outstanding Notes, except upon the payment or redemption of the Notes in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel all Notes acquired by it or any Affiliate pursuant to any payment, redemption or purchase of Notes pursuant to any provision of the Indenture and no Notes may be issued in substitution or exchange for any such Notes.

Section 2.06. Payment upon Event of Default.

Upon any Notes becoming due and payable under Section 802 of the Indenture, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes have become due and payable under Section 802 of the Indenture, whether automatically or by declaration, as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 2.07. Transfers.

In registering the transfer of any Note in accordance with Section 305 of the Mortgage Indenture, the Security Registrar and the Trustee shall have no responsibility to monitor securities law compliance in connection with any such transfer.

ARTICLE Three

ADDITIONAL COVENANTS

Section 3.01. Affirmative Covenants of the Company.

For purposes of the Notes, pursuant to Section 301(20) of the Mortgage Indenture, Article Six of the Mortgage Indenture is hereby supplemented by (i) deeming each reference to the phrase “Material Adverse Effect” in Article Six of the Mortgage Indenture to be a reference to the phrase “Material Adverse Effect” as defined in this Twelfth Supplemental Indenture and (ii) incorporating therein the following additional affirmative covenants which the Company shall observe solely for the benefit of the Noteholders for so long as any Note is Outstanding:

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(a)            Maintenance and Operation of Properties. The Company shall maintain and preserve, develop, and operate in substantial conformity with all Transmission Documents, applicable Law, Good Utility Practices, and all material Governmental Approvals, all elements of the Transmission System which are used or necessary in the conduct of its businesses in good working order and condition, ordinary wear and tear excepted, except where the failure to so maintain and preserve, develop and operate the Transmission System would not reasonably be expected to have a Material Adverse Effect.

(b)            Maintenance of Insurance. At any time and from time to time, the Company shall provide or cause to be provided, for itself and its assets (including the Transmission System and related equipment), insurance with Reputable Insurers (or self-insurance, if adequate reserves are maintained with respect thereto) in amounts and within the limits and coverages (including deductibles and co-insurance) customarily obtained for comparable businesses under similar circumstances.

(c)            Use of Proceeds. The Company will apply the net proceeds of the sale of the Notes to repay indebtedness under its Revolving Credit Agreement, dated as of April 14, 2023 (as amended, modified, supplemented, restated and replaced from time to time), to partially fund capital expenditures, and for general corporate purposes.

(d)            Compliance with Laws and Regulations. The Company shall comply with all Laws (including Environmental Laws) to which its Property or assets may be subject, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. In addition, the Company shall immediately pay or cause to be paid when due all costs and expenses incurred in such compliance, except to the extent that the same is being contested in good faith by the Company through appropriate means under circumstances where none of the Mortgaged Property or the Liens thereon will be endangered.

(e)            Real Estate Filings. To the extent that any filing required to perfect any security interest in real property or fixtures constituting Mortgaged Property is not made on or prior to the Series A Closing Date, the Company shall undertake to present all such documents for filing with the appropriate registers of deeds as soon as practicable after the Series A Closing Date, but in no event shall any such presentation for filing take place more than five (5) Business Days after the Series A Closing Date; provided that the Company shall confirm by an Officer’s Certificate delivered to the Trustee (if not delivered prior to the Series A Closing Date) within six (6) weeks after the Series A Closing Date that each such document has been recorded with the applicable registers of deeds and the security interests created or purported to be created in real property or fixtures by such documents have been fully perfected by recording in the land records, except for documents to be recorded in the registers of deeds in the Counties of Oakland, Kent, Calhoun and Genesee in the State of Michigan, in which case the Company shall confirm by an Officer’s Certificate delivered to the Trustee (if not delivered prior to the Series A Closing Date) no more than three (3) months after the Series A Closing Date with respect to the County of Kent, and no more than five (5) months after the Series A Closing Date with respect to the Counties of Oakland, Calhoun and Genesee, that such documents have been so recorded.

(f)            Delivery of Opinions of Counsel. The Company shall deliver, or cause to be delivered, to the Trustee the opinions of counsel required pursuant to Section 4.4(a) of the Note Agreement.

Section 3.02. Negative Covenants of the Company.

For purposes of the Notes, pursuant to Section 301(20) of the Mortgage Indenture, Article Six of the Mortgage Indenture is hereby supplemented by incorporating therein the following negative covenants which the Company shall observe solely for the benefit of the Noteholders for so long as any Note is Outstanding:

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(a)            Limitation on Lines of Business. As of the Series A Closing Date, the Company is in the business of owning electric transmission facilities and providing electric transmission service over such facilities. From the Series A Closing Date onward, the Company shall not engage in any business, if as a result, the general nature of the business engaged in by the Company taken as a whole would be substantially changed from the general nature of the business the Company is engaged in on the Series A Closing Date.

(b)            Amendments to Exhibit B Hereto. The Company shall not make any amendments or changes to the subordination terms and conditions set forth in Exhibit B hereto that adversely affect the Noteholders without the prior consent of the Noteholders of all the Outstanding Notes.

ARTICLE Four

ADDITIONAL EVENTS OF DEFAULT; REMEDIES

Section 4.01. Events of Default.

For purposes of the Notes, pursuant to Section 301(21) of the Mortgage Indenture, Section 801 of the Mortgage Indenture shall be supplemented to include as “Events of Default” thereunder the occurrence of any of the following events (each such event, together with those “Events of Default” in Section 801 of the Mortgage Indenture, an “Event of Default”):

(a)            Material Covenants. The Company shall fail to perform or observe any covenant set forth in Section 3.02 hereof or its obligation to provide notice to the Noteholders under Section 7.1(b) of the Note Agreement and such failure is not cured within thirty (30) days after earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Noteholder in accordance with the terms of the Indenture or the Note Agreement;

(b)            Other Covenants. The Company shall fail to perform or observe any of its obligations or covenants (other than a failure to comply with the events that constitute an Event of Default under Section 4.01(a) hereof or under Section 801(a), Section 801(b) or Section 801(e) of the Mortgage Indenture) contained in any of the Financing Agreements, including Section 7 of the Note Agreement (or in any modification or supplement thereto), and such failure is not cured within sixty (60) days after the earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Noteholder in accordance with the terms of the Mortgage Indenture or the Note Agreement;

(c)            Representations. Any representation, warranty or certification by the Company in any of the Financing Agreements or in any certificate furnished to the Trustee or any Noteholder pursuant to the provisions of this Twelfth Supplemental Indenture or any other Financing Agreement shall prove to have been false in any Material respect as of the time made or furnished, as the case may be;

(d)            Debt.

(i)            The Company shall be in Default in the payment of any principal, premium, including any make-whole amount, if any, or interest on any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more beyond the expiration of any applicable grace or cure period relating thereto;

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(ii)            The Company shall be in Default in the performance or compliance with any term (other than those referred to in Section 4.01(d)(i) hereof) of any agreement or instrument evidencing any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more or any other document relating thereto or any condition exists and, as a consequence, such Debt has become or has been declared (or the holder or beneficiary of such Debt or a trustee or agent on behalf of such holder or beneficiary is entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment; or

(iii)            As a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), other than as provided in Section 2.03 or Section 2.04 hereof or Section 501(a) of the Mortgage Indenture, (x) the Company shall have become obligated to purchase or repay any Debt before its regularly scheduled maturity date in the aggregate principal amount of $30,000,000 or more or (y) one or more Persons have the right to require such Debt to be purchased or repaid;

(e)            Judgments. Any judgment or judgments for the payment of money in excess of $30,000,000 (or its equivalent in any other currency) in the aggregate by the Company, which is, or are, not covered by insurance, shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction over the Company and the same shall not be discharged (or provision shall not be made for such discharge), bonded or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

(f)            Change in Ownership. A Change in Ownership shall occur.

Section 4.02. Acceleration of Maturity.

Pursuant to Section 301(21) of the Mortgage Indenture, in addition to the provisions set forth in Section 802 of the Mortgage Indenture, if an Event of Default arising from the failure to pay principal of, or interest on, or any Make-Whole Amount relating to the Notes shall have occurred and be continuing, then in every such case each Holder of Notes may declare the principal amount of the Notes held by it to be due and payable immediately, by a notice in writing to the Company and to the Trustee, and upon receipt by the Company or the Trustee of such notice of such declaration, such principal amount, together with Make-Whole Amount and accrued interest, if any, thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments), shall become immediately due and payable (subject to Section 821 of the Indenture).

ARTICLE Five

MISCELLANEOUS PROVISIONS

Section 5.01. Execution of Twelfth Supplemental Indenture.

Except as expressly amended and supplemented hereby, the Mortgage Indenture shall continue in full force and effect in accordance with the provisions thereof and the Mortgage Indenture is in all respects hereby ratified and confirmed. This Twelfth Supplemental Indenture and all of its provisions shall be deemed a part of the Mortgage Indenture in the manner and to the extent herein and therein provided. The Notes executed, authenticated and delivered under this Twelfth Supplemental Indenture constitute a series of Securities and shall not be considered to be a part of a series of Securities executed, authenticated and delivered under any other supplemental indenture entered into pursuant to the Mortgage Indenture.

21

Section 5.02. Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 5.03. Successors and Assigns.

All covenants and agreements in this Twelfth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 5.04. Severability Clause.

In case any provision in this Twelfth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.05. Benefit of Twelfth Supplemental Indenture.

Except as otherwise provided in the Mortgage Indenture, nothing in this Twelfth Supplemental Indenture or in the Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Twelfth Supplemental Indenture.

Section 5.06. Execution and Counterparts; Electronic Contracting.

This Twelfth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any such counterpart, as recorded or filed in any jurisdiction, may omit such portions of Exhibit A hereto as shall not describe or refer to properties located in such jurisdiction. The parties agree to electronic contracting and signatures with respect to this Twelfth Supplemental Indenture and the documents related hereto (other than the Notes). Delivery of an electronic signature to, or a signed copy of, this Twelfth Supplemental Indenture and such other documents (other than the Notes) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” “delivery” and words of like import in or related to this Twelfth Supplemental Indenture or any document (other than the Notes) to be signed in connection with this Twelfth Supplemental Indenture shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

22

Section 5.07. Conflict with Mortgage Indenture.

If any provision hereof limits, qualifies or conflicts with another provision of the Mortgage Indenture, such provision of this Twelfth Supplemental Indenture shall control, insofar as the rights between the Company and the Noteholders are concerned.

Section 5.08. Recitals.

The recitals and statements contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Twelfth Supplemental Indenture.

Section 5.09. Governing Law.

This Twelfth Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York, except that (i) to the extent that the Trust Indenture Act shall be applicable, this Twelfth Supplemental Indenture shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property that is Real Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Twelfth Supplemental Indenture shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Section 5.10. Interpretation of Financial Covenants.

For purposes of determining compliance with the financial covenants set out in the Indenture, any election by the Company to measure an item of Debt using fair value (as permitted by Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards No. 159) or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) shall be disregarded and such determination shall be made by valuing Debt at 100% of the outstanding principal amount thereof (except to the extent such Debt was issued at a discount or premium in which case the value of such Debt shall be valued at 100% of the outstanding principal amount thereof, less any unamortized discount or plus any unamortized premium, as the case may be). All terms of an accounting or financial nature used herein or in the Mortgage Indenture shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar effect or result) (and related interpretations) (collectively, “ASC 842”) to the extent the effect of which would be to cause leases which would be treated as operating leases under GAAP immediately prior to the effectiveness of ASC 842 to be recorded as a liability/debt on the Company’s statement of financial position under GAAP.

Section 5.11. Sanctions Representations.

(a)            The Company covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the US Government, (including, without limitation, the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”) or the US Department of State), the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively “Sanctions”);

23

(b)            The Company covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers will directly or knowingly indirectly use any funds transferred pursuant to this Twelfth Supplemental Indenture, for the purpose of (i) funding or facilitating any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) funding or facilitating any activities of or business with any country or territory that is the target or subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person.

Drafted by:

Milbank LLP

55 Hudson Yards

New York, NY 10001

Phone: (212) 530-5000

Return to:

Joseph R. DeHont

Dykema Gossett PLLC

39577 Woodward Avenue

Suite 300

Bloomfield Hills, MI 48304

24

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Supplemental Indenture to be duly executed as of the day and year first above written.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a Michigan limited liability company

By:	ITC Holdings Corp., its sole manager

By:	/s/ Gretchen L. Holloway
	Name:	Gretchen L. Holloway
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to
Twelfth Supplemental Indenture

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Agnes S. Leung
	Name:	Agnes S. Leung
	Title:	Vice President

Signature Page to
Twelfth Supplemental Indenture

ACKNOWLEDGMENT

STATE OF	Michigan	)
		)	ss.
COUNTY OF	Wayne	)

On the 5th day of October, 2023, before me, the undersigned notary public, personally came Gretchen L. Holloway, to me known to be Senior Vice President and Chief Financial Officer of ITC Holdings Corp., a corporation organized under the laws of the State of Michigan, the sole manager of Michigan Electric Transmission Company, LLC, a limited liability company organized under the laws of the State of Michigan, and acknowledged that he executed the foregoing instrument in his authorized capacity, and that by his signature on the instrument he, or the entity upon behalf of which he acted, executed the instrument.

/s/ Sandira D. Stevens

By:	Sandira D. Stevens, Notary Public
Wayne County, Michigan
My Commission Expires September 16, 2027
Acting in the County of Oakland

ACKNOWLEDGMENT

STATE OF	Texas	)
		)	ss.
COUNTY OF	Harris	)

On the 5th day of October, 2023, before me, the undersigned notary public, personally came Agnes S. Leung, a Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States, and acknowledged to me that he executed the foregoing instrument in his authorized capacity, and that by his signature on the instrument he, or the entity upon behalf of which he acted, executed the instrument.

/s/ April Bradley

By:	April Bradley, Notary Public

Schedule 1

The recording information for the Original Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, each recorded in the Offices of the Register of Deeds in the Michigan counties as indicated, is as follows:

County	Original Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture	Tenth Supplemental Indenture	Eleventh Supplemental Indenture
Alcona	Instr. No. 200300006636 L395, P141	Instrument No. 200300006637; L395, P270	Instrument No. 200300006638; L395, P336	Instrument No. 200800003865; L457, P1036	L470, P107	Instrument No. 201200003532	Instrument No. 201400003993; L512, P1	Instrument No. 201600001128; L522, P295	Instrument No. 201800003770L546, P844	Inst. No. 202000002536	Inst. No. 202100003034
Allegan	L2609, P654	L2610, P1	L2610, P194	Instrument No. 2008023175 L3281, P602	L3414, P1	L3667, P564	Instrument No. 2014021720; L3889, P1	L4016, P492 #2016005498	L4304, P171 #2018021324	L4497, P37 2020015932	L 4651, P1 2021018699
Alpena	L431, P340	L431, P341	L431, P342	Instrument No. 03078018 L468, P684	L476, P998	L491, P968	L505, P248	L512, P611	L527, P427	L536 P681	L542 P827
Antrim	L00697, P0280	L00697, P0404	L00697, P0465	Instrument No. 200800010254 L786, P2867	L803, P942	Instrument No. 201200008597	Instrument No. 201400009066; L854, P1009	Instrument No. 201600002967	Instrument No. 201800009006	Inst. No. 202000006950	Inst. No. 202100007682
Arenac	L423, P301	L423, P444	L423, P524	L541, P212	L561, P725	Instrument No. 201204242	Doc #: 201404104	Doc# 201600992	Doc#. 201804144	Inst. No. 202002984	Doc# 202103129
Barry	Instrument No. 1120018	Instrument No. 1120019	Instrument No. 1120020	Inst. No. 2008-12150011782	Inst. No. 2010-04230004212	Instrument No. 2012-006335	Instrument No. 2014-011622	Instrument No. 2016-003191	Instrument No. 2018-011645	Inst. No. 2020-008427	Inst. No. 2021-009258
Bay	L2156, P585	L2157, P249	L2157, P004	L2647, P508	L2734, P912	L2912, P194	L3065, P44	L3144 P647	Instrument No. 201816456	Inst. No. 202012032	Inst. No. 2021112589
Branch	L01000, P0600	L01000, P0737	L01000, P0811	Instrument No. 2008-08600	Instrument No. 2010-02696	Instrument No. 2012-07163	Instrument No. 2014-07400	Instrument No. 2016-02345	Instrument No. 2018-07804	Inst. No. 2020-05261	Inst. No. 2021-05931
Calhoun	L2765, P587	L2765, P829	L2766, P1	L3421, P892	L3538, P553	L3745, P545	L3935, P365	L4042, P931	L4281, P0451	L4445, P0667	L4564, P0292
Charlevoix	L591, P042	L591, P156	L591, P207	L0869, P0414	L0919, P0518	L1008, P0001	L1082, P336	L1122, P554	L1210, P159	L1267, P253	L1311, P376
Cheboygan	L925, P483	L925, P637	L925, P727	L1112, P918	L1149, P529	L1215, P350	L1272, P432	L1303, P272	L1374, P844	L1421, P679	L1456, P464

Sch. 1-1

County	Original Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture	Tenth Supplemental Indenture	Eleventh Supplemental Indenture
Clare	L890, P333	L890, P443	L890, P490	Instrument No. 200800009719 L1098, P156	L1139, P464	L1212, P1-327	Instrument No. 201400008992 L1274, P670-753	Instrument No. 201600002194 L1311, P506-574	Instrument No. 201800009138 L1400, P462	L1454, P339	L1491, P1
Clinton	Instrument No. 5048529	Instrument No. 5048530	Instrument No. 5048531	Instrument No. 5138207	Instrument No. 5156341	Instrument No. 5191159	Instrument No. 5222414	Instrument No. 5239524	Instrument No. 5273864	Inst. No. 5296637	Inst. No. 5313136
Crawford	L663, P4	L663, P115	L663, P163	L694, P129	L700, P257	L711, P39	L720, P538	L726, P497	L737, P663	L744, P806	L763, P16
Eaton	L1775, P271	L1775, P449	L1775, P564	L2207, P0903	L2278, P834	L2421, P0728	L2547, P0918	L2614, P1064	L2764, P0322	L2865, P0001	L2944, P 0001
Emmet	L1032, P537	L1032, P669	L1032, P738	Instrument No. 5060620 B1108, P168	L1122, P870	L1149, P727	L1172, P246	L1184, P387	L1208, P403	L1224, P075	L1235, P545
Genesee	Inst. No. 2003-12160161714	Inst. No. 2003-12160161715	Inst. No. 2003-12160161716	Inst. No. 2008-12160082181	Inst. No. 2010-04270037454	Inst. No. 2012-11010081960	Inst. No. 2014-12230086281	Inst. No. 2016- 04080033057	Inst. No. 2018-12060101176	Inst. No. 2020 08180057499	Inst. No. 202107230063283
Gladwin	L709, P27	L709, P151	L709, P212	L883, P873	L917, P533	L983, P35	L1038, P29	L1072, P449	L1144, P225	L1188, P287	L1217, P927
Grand Traverse	L2049, P508	L2049, P652	L2049, P733	Instrument No. 2008R-20555	Instrument No. 2010R-07137	Instrument No. 2012R-19757	Instrument No. 2014R-20480	Instrument No. 2016R-05337	Instrument No. 2018R-18756	Inst. No. 2020R-14703	Inst. No. 2021R-17202
Gratiot	L740, P595	L740, P752	L740, P846	L858, P1452	L883, P563	L929, P1022	L966, P734	L985, P1132	L01033 P00605-00709	L01065, P00524-00744	L01085 P00727-01397
Hillsdale	L1125, P517	L1125, P643	L1125, P706	L1373, P218	L1422, P469	L1506, P0001	L1579, P0001	L1619, P0157	L1709, P0251	L1771, P0171	L1802, P0001
Ingham	L3084, P73	L3084, P74	L3084, P75	Instrument No. 2008-047041 B3327, P1040	B3382, P132	Instrument No. 2012-044038	Instrument No. 2014-046389	Instrument No. 2016-013703	Instrument No. 2018-040457	Inst. No. 2020-026708	Inst. No. 2021-033529
Ionia	L577, P7152	L577, P7299	L577, P7383	L610, P4348	L0616, P1388	L0626, P6502	L0636, P1185	L0641, P3632	L0652, P7999	L0660, P9180	L0666, P5358
Iosco	L781, P793	L782, P1	L782, P79	L964, P582	L997, P895	L1062, P178	L1120, P865	L1151, P322	Instrument No. 2018007181	Inst. No. 2020004580	Inst. No. 2021005481
Isabella	L1216, P4	L1216, P122	L1216, P177	L1458, P591	L1515, P139	L1685, P680	L1685, P680	L1727 P59-127	L1832 P440-544	L1881, P2984	L1889 , P1449
Jackson	L1767, P119	L1767, P117	L1767, P118	Instrument No. 2524184 L1911, P696	L1941, P1155	L1995, P0646	L2045, P0612	L2074, P0615	L2131, P1083	L2168, P0528	L2193, P0100
Kalamazoo	Instrument No. 2003-087140	Instrument No. 2003-087142	Instrument No. 2003-087141	Instrument No. 2008-039292	Instrument No. 2010-013218	Instrument No. 2012-040528	Instrument No. 2014-040469	Instrument No. 2016-009462	Instrument No. 2018-037578	Inst. No. 2020-026783	Inst. No. 2021-030384
Kalkaska	Instrument No. 3053445	Instrument No. 3053446	Instrument No. 3053447	Instrument No. 3088499	Instrument No. 3095622	Instrument No. 3110845	Instrument No. 3122483	Instrument No. 3129616	Instrument No. 3143431	Inst. No. 3151939	Inst. No. 3158104

Sch. 1-2

County	Original Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture	Tenth Supplemental Indenture	Eleventh Supplemental Indenture
Kent	Instrument No. 20040105-0000653	Instrument No. 20040105-0000654	Instrument No. 20040105-0000655	Instrument No. 20081216-0106138	Instrument No. 20100426-0037103	Instrument No. 2012-10250098599	Instrument No. 2014-12160103454	Instrument No. 20160405-0028385	Instrument No. 2018-12040094254	Inst. No. 2020 08270077917	Inst. No. 2021 07290084667
Lake	L281, P477	L281, P598	L281, P656	L330, P319	L339, P1857	L358, P587	L374, P716	L383, P1066	L405, P1466	L420, P832	L430, P286
Leelanau	L1045, P258	L1045, P258	L1045, P258	L1045, P258	L1046, P153	L1141, P97	L1216, P446	L1256, P532	L1347 P 530-634	Inst. No. 2020005301	Inst. No. 2021006163
Lenawee	L2258, P769	L2258, P770	L2258, P771	L2375, P632	L2403, P35	L2454, P 0531	L2498, P879	L2524, P0580	L2572, P0303	L2602, P0981	L2623, P0226
Livingston	L4282, P0464	L4282, P0602	L4282, P0677	Instrument No. 2008R-033965	Instrument No. 2010R-012370	Instrument No. 2012R-036572	Instrument No. 2014R-034929	Instrument No. #2016R-009549	Instrument No. 2018R-032074	Inst. No. 2020R-029069	Inst. No. 2021R-031838
Manistee	L890, P415	L890, P578	L890, P678	Instrument No. 2008R007239	Instrument No. 2010R002229	Instrument No. 2012R006468	Instrument No. 2014R006160	Instrument No. 2016R001454	Instrument No. 2018R006378	Inst. No. 2020R004576	Inst. No. 2021R005146
Mason	L555, P2265	L555, P2419	L555, P2510	Instrument No. 2008R06641	Instrument No. 2010R02375	Instrument No. 2012R06587	Instrument No. 2014R06378	Instrument No. 2016R02093	Instrument No. 2018R06510	Inst. No. 2020R05083	Inst. No. 2021R05436
Mecosta	L705, P2593	L705, P2707	L705, P2758	Instrument No. 200800009891 L0782, P2850	L799, P795	Instrument No. 201200008472	Instrument No. 201400008610; L850 P444	Instrument No. 201600002738	Instrument No. 201800009117	Inst. No. 202000006142	Inst. No. 202100007431
Midland	L1206, P4	L1206, P160	L1206, P253	L1451, P208	L1507, P721	L1559, P279	L01582, P00531	L01595, 00402	L01620, P00719	L01637, P00026	L01648 P00318
Missaukee	Instrument No. 2003-06377	Instrument No. 2003-06378	Instrument No. 2003-06379	Instrument No. 2008-04378	Instrument No. 2010-01327	Instrument No. 2012-03374	Instrument No. 2014-04080	Instrument No. 2016-01039	Instrument No. 2018-03929	Inst. No. 2020-02342	Inst. No. 2021-02533
Monroe	L2647, P657	L2647, P833	L2647, P935	Instrument No. 2008R22325	Instrument No. 2010 R08054	Instrument No. 2012R23743	Instrument No. 2014R23271	Instrument No. 2016R06262	Instrument No. 2018R21868	Inst. No. 2020R17893	Inst. No. 2021R19969
Montcalm	L1149, P293	L1149, P442	L1149, P528	L1426, P510	L1475, P1019	L1560, P0241	2014R-05875	Instrument No. 2016R-04727	Instrument No. 2018R-12851	Inst. No. 2020R-09260	Inst. No. 2021R-10856
Montmorency	L244, P679	L244, P804	L244, P866	Instrument No. 200800037674 L305, P573	L314, P926	L331, P1	Instrument No. 201400061153; L345, P109-192	L353, P607 Instrument No. 201600065925	Instrument No. 201800076539	Inst. No. 202000082910	Inst. No. 202100087465
Muskegon	L3581, P921	L3581, P922	L3581, P923	L3797, P757	L3845, P318	L3927, P897	L4039; P277	L4084, P426	L4173, P584	L4231, P367	L4269, P31
Newaygo	L404, P5495	L404, P5687	L404, P5816	L433, P3422	L438, P5704	L448, P73	L456; P4372	L461, P1947	L472, P1395	L479, P5073	L484, P7717
Oakland	L31677, P1	L31677, P128	L31677, P196	Instrument No. 215217 L40774, P814	B42014, P518	L44916, P001	L47694; P274	L49238, P496	L52426, P513	L54790, P523	L56640, P1

Sch. 1-3

County	Original Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture	Ninth Supplemental Indenture	Tenth Supplemental Indenture	Eleventh Supplemental Indenture
Oceana	GR 2004/822	GR 2004/976	GR 2004/1067	GR2008/24361	GR 2010/6790	Instrument No. 201200007779	Instrument No. 201400007004; L2014, P19533-9616	Instrument No. 201600001612 L2016, P5043-5111	L2018 P23664-3768	L2020, P18398-8624	L2021, P19674-344
Ogemaw	Instrument No. 3044799	Instrument No. 3044800	Instrument No. 3044801	Instrument No. 3083352	Instrument No. 3092393	Instrument No. 3108917	Instrument No. 3125180	Instrument No. 3133177	Instrument No. 3151087	Inst. No. 3162247	Inst. No. 3169482
Oscoda	L204, P332	L204, P479	L204, P563	L208, P03034	L210, P00987	L212, P02739	Instrument No. 214-02898	Instrument No. 216-00676	Instrument No. 218-02958	Inst. No. 220-02201	L221, P02138
Otsego	L0976, P078	L0976, P222	L0976, P303	L1187, P72	L1228, P493	L1302, P547	L1363, P1	L1399, P341	L1480, P603	L1533, P176	L1571, P102
Ottawa	L4372, P557	L4373, P001	L4373, P221	Instrument No. 0044941 L5754, P426	Instrument No. 2010-0015611	Instrument No. 2012-0044504	Instrument No. 2014-0044009	Instrument No. 2016-0011683	Instrument No. 2018-0042863	Inst. No. 2020-0036473	Inst. No. 2021-0038571
Presque Isle	L383, P100	L383, P232	L383, P301	Instrument No. 200800008708 L469, P933	L489, P842	L527, P17	Instrument No. 201400004381; L557, P843	Instrument No. 201600001010 L575, P914	Instrument No. 201800004081	Inst. No. 202000003364	202100003585
Roscommon	L997, P1285	L997, P1404	L997, P1460	Instrument No. 200800008515 L1079, P21	L1092, P2232	L1120, P1653	L1145, P1812	Instrument No. #201600002667 L1158, P1628	L1167, P2442	L1173, P1815	L1177 P1750
Saginaw	L2269, P1263	L2269, P1264	L2269, P1265	Instrument No. 2008035230 L2516, P2158	Instrument No. 2010010027 L2575, P1024	Instrument No. 201203390 L2696, P1532	Instrument No. 2014034005; L2796, P1029	Instrument No. 2016008085 L2851, P1800	Instrument No. 2018030414	Inst. No. 2020021362	Inst. No. 2021024884
Shiawassee	L1052, P721	L1052, P722	L1052, P723	L1130, P0333	L1146, P0786	L1177, P0738	L1205, P466	L1220, P0734	L1252, P0287	L1272, P0366	L1285 P0649
St. Joseph	L1205, P86	L1205, P196	L1205, P243	L1510, P1	L1571, P810	L1674, P465	L1768, P226	L1819, P623	L1941, P223	Inst. No. 2020005106	Inst. No. 2021007535
Tuscola	Instrument No. 200400846443 L980, P619	Instrument No. 200400846444, L980, P772	Instrument No. 200400846445, L980, P862	Instrument No. 200800914506 L1163, P891	L1196, P1456	L1263, P160	L1320, P1179	L1348, P1047	L01411 P01404-01508	L01456, P00594	L01485, P00746
Van Buren	L1403, P256	L1403, P257	L1403, P258	Instrument No. LR-3191975 L1511, P5	L1534, P360	L1575, P308	Instrument No. LR-3293460; L1612, P118	L1633, P433	L1677, P18	L1705, P424	L1723 P167
Washtenaw	L4352, P238	L4352, P239	L4352, P240	Instrument No. 5876781 L4710, P182	L4786, P271	L4934, P697	L5070, P814	L5145, P236	L5286, P367	L5373, P417	L5437 P64
Wexford	L530, P704	L530, P834	L531, P001	Instrument No. 200800007690 L616, P1393	L629, P2044	L652, P2040	L672, P2456	L677, P645	L683, P2948	L688, P412	L690 P1887

Sch. 1-4

Exhibit A

DESCRIPTION OF PROPERTIES

The following properties of the Company, owned as of the date hereof, have been acquired by the Company subsequent to the date of the Eleventh Supplemental Indenture:

[See Attached.]

Company	Project	Agent Track Number	Landowner	Rights Acquired	Date of Title	County	Section	Twp	Range	State	Tax ID	Use	Recorded At
METC	Brooks Industrial	BI-5	Roland G. Winter	Easement	08/23/2021	Calhoun	34	2S	6W	MI	16-341-015-00	138kV Transmission Line	L4575 P0805
METC	Brooks Industrial	BI-7	Rodney & Marilyn Maurer	Easement	8/18/2021	Calhoun	34	2S	6W	MI	16-341-027-01	138kV Transmission Line	L4573 P0253
METC	Brooks Industrial	BI-8	Matthew J. & Diane A. Krimmel	Easement	08/18/2021	Calhoun	34	2S	6W	MI	16-341-033-00	138kV Transmission Line	L4573 P0261
METC	Northridge Substation	METC-0526-00018	Schwallier, Phillip	Fee Acquisition	3/17/2023	Kent	5	7N	12W	MI	Part of 41-13-05-200-029	Substation Purchase	202303220014528 (5 pgs.)
METC	Stonehill Subtation	METC-0526-00008	Jeffrey L. Merrild	Purchase	8/19/2021	Calhoun	23	2S	4W	MI	13-19-230-048-21	Substation Purchase	L4573 P0822
METC	Highfield Substation	METC-0526-00019	Cereal City Solar, LLC	Easement	5/5/2023	Calhoun	9	2S	6W	MI	13-16-091-003-08 13-16-091-003-06	Warranty Deed Access Easement Substation Easement	L4744 P957 (4pgs.) L4744 P969 (13 pgs.) L4744 P961 (8 pgs.)
METC	Summerton - Bullock	SB-002	Melanie Black	Easement	8/2/2021	Midland	4	15N	2W	MI	020-004-400-380-00	138kV Transmission Line	L01648 P01209
METC	Summerton - Bullock	SB-003	Dylan Klein	Easement	6/2/2021	Midland	4	15N	2W	MI	020-004-400-300-00	138kV Transmission Line	L01648 P01210
METC	Summerton - Bullock	SB-004	Anne Kipp	Easement	10/25/2021	Midland	4	15N	2W	MI	020-004-400-251-00	138kV Transmission Line	L01651 P00242
METC	Summerton - Bullock	SB-005	Katherine Semposki	Easement	6/2/2021	Midland	4	15N	2W	MI	020-004-400-000-00	138kV Transmission Line	L01654 P00231
METC	Summerton - Bullock	SB-006	Deborah L. Brinkman	Easement	8/12/2021	Midland	4	15N	2W	MI	020-004-400-150-00	138kV Transmission Line	L01649 P00019
METC	Summerton - Bullock	SB-007	Bernard & Sheryl Ruhle	Easement	8/9/2021	Midland	9	15N	2W	MI	020-009-100-100-00	138kV Transmission Line	L01648 P01218
METC	Summerton - Bullock	SB-008	Ellen Kay Maynard	Easement	7/23/2021	Midland	9	15N	2W	MI	020-009-100-475-00	138kV Transmission Line	L01648 P01211
METC	Summerton-Bullock	SB-010	Frederick Lee Middleton Mary Lou Middleton Kathy Jo Huffman Gary Dean Middleton Robert Joseph Middleton Ronald Lee Middleton	Voluntary Easement	4/29/2022	Midland	4	15N	2W	MI	020-004-400-100-00	138kV Transmission Line	L1657 P96 (11 pgs.)
METC	Summerton - Bullock	SB-011	Nancy J. Robison	Easement	7/23/2021	Midland	9	15N	2W	MI	020-009-100-502-00	138kV Transmission Line	L01648 P01213
METC	Summerton - Bullock	SB-013	Krista L. Yager	Easement	8/16/2021	Midland	16	15N	2W	MI	020-016-200-150-00	138kV Transmission Line	L01650 P00604
METC	Summerton - Bullock	SB-014	David & Anthony Ruhle	Easement	8/9/2021	Midland	9	15N	2W	MI	020-009-300-100-00	138kV Transmission Line	L01648 P01219
METC	Summerton-Bullock	SB-019	Hasan Dakroub	Condemnation Easement	4/13/2022	Midland	20	15N	2W	MI	020-020-200-051-00	138kV Transmission Line	L1656 P493 (11 pgs.)
METC	Summerton-Bullock	SB-020	Jerold and Yulia Coon	Condemnation Easement	4/13/2022	Midland	16	15N	2W	MI	020-016-300-000-00	138kV Transmission Line	L1656 P494 (12 pgs.)
METC	Summerton-Bullock	SB-022	Alvin C. Maynard (Deceased)	Condemnation Easement	4/13/2022	Midland	16	15N	2W	MI	020-016-300-400-00	138kV Transmission Line	L1656 P29 (12 pgs.)
METC	Summerton - Bullock	SB-04	Wallace Kipp	Easement	10/25/2021	Midland	4	15N	2W	MI	020-004-400-251-00	138kV Transmission Line	L01651 P00242
METC	Summerton - Bullock	SB-046	Jerry & Gwendolyn Schlorff	Easement	8/9/2021	Midland	6	14N	2W	MI	030-006-100-150-00	138kV Transmission Line	L01648 P01215
METC	Summerton-Bullock	SB-047	Dennis Walther, Sr.	Condemnation Easement	3/18/2022	Midland	6	14N	2W	MI	030-006-100-125-00	138kV Transmission Line	L1655 P751 (13 pgs.)
METC	Summerton - Bullock	SB-048	Craig Willert	Easement	7/29/2021	Midland	6	14N	2W	MI	030-006-100-175-00	138kV Transmission Line	L01648 P01214
METC	Summerton-Bullock	SB-049	Scott and Jolene Olson	Condemnation Easement	4/13/2022	Midland	5	14N	2W	MI	030-005-200-125-00	138kV Transmission Line	L1656 P495 (12 pgs.)
METC	Summerton - Bullock	SB-051	Shelley Tingstad	Easement	6/3/2021	Midland	5	14N	2W	MI	030-005-200-150-00	138kV Transmission Line	L01654 P00230
METC	Summerton - Bullock	SB-053	Leo D. Jeffrey Jr.	Easement	8/9/2021	Midland	5	14N	2W	MI	030-005-200-200-00	138kV Transmission Line	L01648 P01216
METC	Summerton - Bullock	SB-058	William and/or Sherry Goffnett	Easement	7/14/2021	Midland	6	14N	2W	MI	030-006-400-400-00	138kV Transmission Line	L01654 P00234
METC	Summerton - Bullock	SB-060	Joshua Jados	Easement	6/1/2021	Midland	6	14N	2W	MI	030-006-100-000-00	138kV Transmission Line	L01650 P00604
METC	Summerton-Bullock	SB-061	Charles and Jean Begley	Condemnation Easement	3/8/2022	Midland	5	14N	2W	MI	030-005-200-123-00	138kV Transmission Line	L1655 P497 (13 pgs.)
METC	Summerton-Bullock	SB-069	Bethany Claypool	Condemnation Easement	3/8/2022	Midland	7	14N	2W	MI	030-007-100-775-00	138kV Transmission Line	L1655 P272 (14 pgs.)
METC	Summerton-Bullock	SB-074	Paul Lee Johnson and Candace Wixson-Johnson Living Trust Dtd 11/15/12	Condemnation Easement	3/8/2022	Midland	7	14N	2W	MI	030-007-100-910-00	138kV Transmission Line	L1655 P273 (15 pgs.)
METC	Summerton-Bullock	SB-077	Jeffrey D. Welsh	Voluntary Easement	9/13/2021	Midland	7	14N	2W	MI	030-007-400-300-00	138kV Transmission Line	L1650 P92 (5 pgs.)
METC	Summerton - Bullock	SB-078	Stephen and Elizabeth Bacon	Easement	7/23/2021	Midland	7	14N	2W	MI	030-007-100-760-00	138kV Transmission Line	L01654 P00237
METC	Summerton-Bullock	SB-082	Harold Riggie	Condemnation Easement	3/8/2022	Midland	7	14N	2W	MI	030-007-400-215-00	138kV Transmission Line	L1655 P270 (11 pgs.)
METC	Summerton - Bullock	SB-086	Daniel Herron Sr.	Easement	8/9/2021	Midland	7	14N	2W	MI	030-007-400-214-00	138kV Transmission Line	L01648 P01212
METC	Summerton-Bullock	SB-088	The Harold A. Riggie and Sharon K. Riggie Trust Dtd 5/15/2001	Condemnation Easement	3/8/2022	Midland	7	14N	2W	MI	030-007-400-206-00	138kV Transmission Line	L1655 P271 (12 pgs.)
METC	Summerton-Bullock	SB-093	Donald and Rosemary Bachert	Condemnation Easement	3/8/2022	Midland	18	14N	2W	MI	030-018-100-070-00	138kV Transmission Line	L1655 P274 (15 pgs.)
METC	Summerton-Bullock	SB-097	Norman and Marilyn McKenzie	Condemnation Easement	3/8/2022	Midland	18	14N	2W	MI	030-018-100-050-00	138kV Transmission Line	L1655 P275 (5 pgs.)
METC	Summerton-Bullock	SB-107	Brian J. Knopp	Condemnation Easement	9/6/2022	Midland	18	14N	2W	MI	030-018-400-121-00	138kV Transmission Line	L1660 P109 (11 pgs.)
METC	Summerton-Bullock	SB-109	Stanley Kwiatkowski (Deceased)	Condemnation Easement	4/13/2022	Midland	19	14N	2W	MI	030-019-100-250-00	138kV Transmission Line	L1656 P32 (14 pgs.)
METC	Summerton-Bullock	SB-110	Leslie and Jude Vickers	Condemnation Easement	4/13/2022	Midland	19	14N	2W	MI	030-019-100-275-00	138kV Transmission Line	L1656 P33 (14 pgs.)
METC	Summerton-Bullock	SB-120	Brian James Knopp Deanna Marie Knopp	Condemnation Easement	9/6/2022	Midland	19	14N	2W	MI	030-019-100-151-00	138kV Transmission Line	L1660 P110 (17 pgs.)
METC	Summerton-Bullock	SB-130/197	Dawn Smith and Randy Fisher	Condemnation Easement	5/3/2022 Amended; 4/13/2022	Midland	29	14N	2W	MI	030-029-200-110-00	138kV Transmission Line	L1656 P1321 (4pgs.) Amended; L1656 P31 (13 pgs.)
METC	Summerton-Bullock	SB-132	Randy Fisher and Dawn Smith	Condemnation Easement	4/13/2022	Midland	20	14N	2W	MI	030-029-200-157-00	138kV Transmission Line	L1656 P25 (11 pgs.)
METC	Summerton - Bullock	SB-140	Michael J. Stanek	Easement	8/11/2021	Midland	16	15N	2W	MI	020-016-200-001-00	138kV Transmission Line	L01648 P01217
METC	Summerton - Bullock	SB-144	Linda Stanek	Easement	08/23/2021	Midland	16	15N	2W	MI	020-016-200-300-00	138kV Transmission Line	L01649 P00230
METC	Summerton-Bullock	SB-145	Hasan Dakroub	Condemnation Easement	4/13/2022	Midland	20	15N	2W	MI	020-020-200-040-00	138kV Transmission Line	L1656 P30 (12 pgs.)
METC	Summerton-Bullock	SB-173	AMAR, LLC	Condemnation Easement	3/15/2022	Midland	18	14N	2W	MI	030-018-100-150-00	138kV Transmission Line	L1655 P498 (15 pgs.)
METC	Summerton-Bullock	SB-175	Blarney Castle Oil Co.	Condemnation Easement	4/24/2022	Midland	18	14N	2W	MI	030-018-100-076-00	138kV Transmission Line	L1655 P853 (15 pgs.)
METC	Summerton-Bullock	SB-179-181	The Crude Oil Company	Condemnation Easement	4/13/2022	Midland	18	14N	2W	MI	030-018-100-410-00 030-018-100-420-00 030-018-100-400-00	138kV Transmission Line	L1656 P26 (11 pgs.)
METC	Marshall - Blackstone Stable Cut-In	SB-180	Betty L. Phillips	Easement	12/06/2021	Calhoun	17	2S	4W	MI	19-170-015-00	138kV Transmission Line	L4630 P0783
METC	Meyer Tie-In	SB-181	Daniel P. & Karen L. Carmody	Purchase	12/9/2021	Ottawa	22	8N	13W	MI	70-06-22-400-021	345kV Transmission Line	2021-0061388
METC	Brooks - Industrial Substation	SB-182	City of Marshall	Purchase	12/28/2021	Calhoun	2	3S	6W	MI	13-53-003-150-01	Substation Purchase	L4619 P0791
METC	Marshall - Blackstone Stable Cut-In	SB-183	The Frederick Family Farm LLC	Easement	1/20/2022	Calhoun	5	2S	4W	MI	13-19-051-006-10	138kV Transmission Line	L1651 P10252
METC	Marshall - Blackstone Stable Cut-In	SB-184	Michael & Jennifer Leche	Easement	2/2/2022	Calhoun	8	2S	4W	MI	19-082-009-30	138kV Transmission Line	L1651 P30282
METC	Summerton-Bullock	SB-185	The Wildlife Recovery Association	Condemnation Easement	6/3/2022	Midland	18	14N	2W	MI	030-018-400-100-00	138kV Transmission Line	L1657 P965 (11 pgs.)
METC	Summerton-Bullock	SB-196	The Crude Oil Company	Voluntary Easement	10/7/2021	Midland	29	14N	2W	MI	030-029-200-100-00	138kV Transmission Line	L1650 P974 (6 pgs.)
METC	Summerton-Bullock	SB-45	Dwayne Brown/Jessie Lee Brown/Weichert Workforce Mobility /Amy Powell	Voluntary Easement	12/5/2021	Midland	5	14N	2W	MI	030-005-200-124-00	138kV Transmission Line	L1652 P884 (10 pgs.)
METC	Summerton - Bullock	SB-50	Sonny Hill	Easement	11/2/2021	Midland	5	14N	2W	MI	030-005-200-175	138kV Transmission Line	L01654 P00233
METC	Summerton - Bullock	SB-76	Billy & Kelly Bryant	Easement	11/2/2021	Midland	7	14N	2W	MI	030-007-100-900	138kV Transmission Line	L01654 P00235
METC	Summerton - Bullock	SB-81	Ruby Stottlemyer	Easement	09/15/2021	Midland	7	14N	2W	MI	030-007-400-350-00	138kV Transmission Line	L01654 P00232
METC	Summerton-Bullock	SB-86A	Jeremy Carll and Sarah Carll	Voluntary Easement	9/27/2021	Midland	7	14N	2W	MI	030-007-400-212-00	138kV Transmission Line	L1654 P236 (6 pgs.)
METC	Summerton-Bullock	SB-88A	John and Elizabeth Leviere	Voluntary Easement	9/22/2021	Midland	7	14N	2W	MI	030-007-400-207-00	138kV Transmission Line	L1650 P91 (6 pgs.)
METC	Summerton-Bullock	SB-89	Jeremy Carll and Sarah Carll	Voluntary Easement	9/27/2021	Midland	7	14N	2W	MI	030-007-400-100-00	138kV Transmission Line	L1654 P716 (6 pgs.)
METC	Marshall - Blackstone Stable Cut-In	STA-02	Shirland & Marcia Redfield	Easement	11/10/2021	Calhoun	5	2S	4W	MI	13-19-051-006-40	138kV Transmission Line	L4603 P0835
METC	Marshall - Blackstone Stable Cut-In	STA-04	Douglas W. Kiessling	Easement	11/30/2021	Calhoun	8	2S	4W	MI	13-19-082-003-00	138kV Transmission Line	L4614 P0143
METC	Marshall - Blackstone Stable Cut-In	STA-08	Ronald Budd	Easement	11/10/2021	Calhoun	17	2S	4W	MI	13-19-170-003-00	138kV Transmission Line	L4603 P0830
METC	Marshall - Blackstone Stable Cut-In	STA-09	Ceres Farms LLC	Easement	11/1/2021	Calhoun	17	2S	4W	MI	13-19-170-033-00	138kV Transmission Line	L4600 P0592
METC	Marshall - Blackstone Stable Cut-In	STA-10	Robert Culver II	Easement	10/26/2021	Calhoun	17	2S	4W	MI	13-19-170-033-01	138kV Transmission Line	L4597 P0855
METC	Wilson Street /Tanner Substation	Vandenbrink Recorded Easement	Mary VandenBrink	Easement	11/23/2021	Muskegon	35	9N	14W	MI	61-17-035-300-0001-00	138kV Transmission Line	L4283 P443
METC	Stable Substation	METC-0526-00007	Charles M. & Susan Taylor	Warranty Deed	11/22/2021	Calhoun	20	2S	4W	MI	19-200-009-00	Substation Purchase	L4610 P0916

Ex A-1

Legal Descriptions of METC acquired parcels from

June 1, 2021

thru

July 31, 2023

GRANTOR: Winter, Roland

DESCRIPTION OF PROPERTY

(PER QUIT CLAIM DEED LIBER 3426, PAGE 889)

PARCEL 2

COMMENCING AT A POINT ON THE EAST AND WEST QUARTER LINE OF SECTION 34, TOWN 2 SOUTH, RANGE WEST, MARSHALL TOWNSHIP, CALHOUN COUNTY, MICHIGAN, DISTANT 852 FEET EAST OF THE WEST QUARTER POST OF SAID SECTION 34; THENCE SOUTH 1333 FEET ALONG A FENCE TO A POINT ON THE SOUTH LINE OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 34 DISTANT 848 FEET FROM THE WEST LINE OF SAID SECTION; THENCE DUE WEST PARALLEL TO THE EAST AND WEST QUARTER LINE 554 FEET; THENCE NORTH 1093 FEET; THENCE EAST PARALLEL TO THE EAST AND WEST QUARTER LINE 354 FEET; THENCE NORTH PARALLEL TO THE WEST LINE OF SAID SECTION 240 FEET TO SAID EAST AND WEST QUARTER LINE; THENCE EAST ALONG SAID QUARTER LINE 200 FEET TO THE PLACE OF BEGINNING. CONTAINING 15 ACRES, MORE OR LESS.

SUBJECT TO AN EASEMENT OVER THE NORTHERLY 33 FEET FOR PUBLIC HIGHWAY PURPOSES.

SUBJECT TO RESTRICTIVE COVENANTS RECORDED IN LIBER 844, PAGE 1195, OFFICE OF THE REGISTER OF DEEDS, CALHOUN COUNTY, MICHIGAN, WHICH COVENANTS PARTIES OF THE SECOND PART ACCEPT AND AGREE TO OBSERVE AS COVENANTS RUNNING WITH THE LAND.

EXCEPTING THEREFROM: THE WEST 54 FEET OF THE SOUTH 1093 FEET OF THE FOLLOWING DESCRIBED PARCEL: COMMENCING AT A POINT ON THE EAST AND WEST QUARTER LINE OF SECTION 34, TOWN 2 SOUTH, RANGE 6 WEST, MARSHALL TOWNSHIP, CALHOUN COUNTY, MICHIGAN, DISTANT 852 FEET EAST OF THE WEST QUARTER POST OF SAID SECTION 34; THENCE SOUTH 1333 FEET ALONG A FENCE TO A POINT ON THE SOUTH LINE OF THE NORWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 34, DISTANT 848 FEET FROM THE WEST LINE OF SAID SECTION; THENCE DUE WEST PARALLEL TO THE EAST AND WEST QUARTER LINE 554 FEET; THENCE NORTH 1093 FEET; THENCE EAST PARALLEL TO THE EAST AND WEST QUARTER LINE 354 FEET; THENCE NORTH PARALLEL TO THE WEST LINE OF SAID SECTION, 240 FEET TO SAID EAST AND WEST QUARTER LINE; THENCE EAST ALONG SAID QUARTER LINE 200 FEET TO THE PLACE OF BEGINNING. CONTAINING 15 ACRES, MORE OR LESS.

SUBJECT TO AN EASEMENT OVER THE NORTHERLY 33 FEET FOR PUBLIC HIGHWAY PURPOSES, MARSHALL TOWNSHIP, CALHOUN COUNTY, MICHIGAN.

COMMONLY KNOWN AS: 15150 A DRIVE NORTH

TAX ID: 13-16-341-015-00

DESCRIPTION OF EASEMENT AREA

COMMENCING AT THE WEST 1/4 CORNER OF SECTION 34, TOWN 2 SOUTH, RANGE 6 WEST, MARSHALL TOWNSHIP, CALHOUN COUNTY, MICHIGAN; THENCE S89'21'50"E 652.01 FEET ALONG THE EAST-WEST 1/4 LINE OF SAID SECTION 34 TO THE POINT OF BEGINNING; THENCE CONTINUING S89'21'50"E 112.57 FEET ALONG SAID EAST-WEST 1/4 LINE OF SAID SECTION 34; THENCE SOO*45'33"E 1159.18 FEET; THENCE S36'59'56"E 109.77 FEET; THENCE S00"16.34"W 85.08 FEET; THENCE N89'26'18"W 136.84 FEET; THENCE N36'59'56"W 146.40 FEET; THENCE NO0'45'33"W 973.61 FEET; THENCE S89'11'58"E 43.84 FEET; THENCE NO0'06'15DE 241.89 FEET TO THE POINT OF BEGINNING.

GRANTOR: Maurer

DESCRIPTION OF PROPERTY:

(PER QUIT CLAIM DEED LIBER 2441, PAGE 192)

PARCEL 2

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 34, TOWN 2 SOUTH, RANGE 6 WEST, MARSHALL TOWNSHIP, CALHOUN COUNTY, MICHIGAN; THENCE NORTH 00 DEGREES 43 MINUTES 54 SECONDS WEST ALONG THE EAST LINE OF THE NORTHWEST 1/4 OF THE SOUTHWEST OF SAID SECTION, 281.50 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 89 DEGREES 18 MINUTES 32 SECONDS WEST, 311.24 FEET; THENCE SOUTH 00 DEGREES 38 MINUTES 48 SECONDS EAST, 281.50 FEET; THENCE SOUTH 89 DEGREES 18 MINUTES 32 SECONDS WEST, 165.00 FEET TO THE EXISTING FENCE LINE;; THENCE NORTH 01 DEGREES 45 MINUTES 47 SECONDS WEST ALONG SAID FENCE LINE, 446.50 FEET; THENCE NORTH 89 DEGREES 17 MINUTES 59 SECONDS EAST, 484.89 FEET TO SAID EAST LINE; THENCE SOUTH 00 DEGREES 43 MINUTES 54 SECONDS EAST ALONG SAID EAST LINE, 165.00 FEET TO THE POINT OF BEGINNING.

MORE COMMONLY KNOWN AS: 12253 15 MILE ROAD

TAX ID: 16-341-027-01

DESCRIPTION OF EASEMENT AREA

COMMENCING AT THE WEST 1/4 CORNER OF SECTION 34, TOWN 2 SOUTH, RANGE 6 WEST, MARSHALL TOWNSHIP, CALHOUN COUNTY, MICHIGAN; THENCE S00°06,15,’W 1331.99 FEET ALONG THE WEST LINE OF SAID SECTION 34 ; THENCE S89°26’18”E 848.00 FEET TO THE POINT OF BEGINNING; THENCE N01°03’13”W 88.39 FEET; THENCE S36°59’56”E 111.47 FEET; THENCE N89°26’18”W 65.46 FEET TO THE POINT OF BEGINNING.

GRANTOR: Krimmel, Matthew and Diane

DESCRIPTION OF PROPERTY:

LAND SITUATED IN THE TOWNSHIP OF MARSHALL, COUNTY OF CALHOUN, STATE OF MICHIGAN, DESCRIBED AS:

THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 34, TOWN 2 SOUTH, RANGE 6 WEST, EXCEPT A PIECE OF LAND IN THE SOUTHWEST CORNER DESCRIBED AS: COMMENCING AT THE SOUTHWEST CORNER OF SECTION 34; THENCE EAST TO THE NORTHEAST CORNER OF SECTION 4 IN FREDONIA TOWNSHIP; THENCE NORTHEASTERLY IN HIGHWAY 180 FEET; THENCE NORTHWESTERLY TO A POINT IN SECTION LINE 436 FEET NORTH OF BEGINNING; THENCE SOUTH TO BEGINNING. ALSO EXCEPT A PARCEL OF LAND LOCATED IN THE SOUTHWEST 1/4 OF SECTION 34, TOWN 2 SOUTH, RANGE 6 WEST, BEGIN DESCRIBED AS: COMMENCING AT THE SOUTHWEST CORNER OF SECTION 34, TOWN 2 SOUTH, RANGE 6 WEST; THENCE NORTH 00 DEGREES 06'19" EAST 618.60 FEET ALONG THE WEST LINE OF SECTION 34; THENCE SOUTH 89 DEGREES 53'41" EAST 461.63 FEET TO THE POINT OF BEGINNING OF THE FOLLOWING DESCRIBED PARCEL; THENCE NORTH 89 DEGREES 53'41" EAST 390.94 FEET; THENCE SOUTH 00 DEGREES 06'19" WEST 160.95 FEET TO THE CENTERLINE OF 15 MILE ROAD; THENCE SOUTH 60 DEGREES 18'09" WEST 380.00 FEET ALONG SAID CENTERLINE; THENCE NORTH 17 DEGREES 26'46" WEST 205.22 FEET; THENCE NORTH 00 DEGREES 21'35" EAST 154.15 FEET TO THE POINT OF BEGINNING

TAX ID: 13-16-341-033-00

COMMONLY KNOWN AS: VACANT 15 MILE ROAD, MARSHALL, MICHIGAN

NOTE: THIS DESCRIPTION IS A COMBINATION OF QUIT CLAIM DEED RECORDED AT LIBER 3565, PAGE 112, AND WARRANTY DEED RECORDED AT LIBER 3838, PAGE 690, CALHOUN COUNTY RECORDS.

DESCRIPTION OF EASEMENT AREA:

COMMENCING AT THE SOUTHWEST CORNER OF SECTION 34, TOWN 2 SOUTH, RANGE 6 WEST, MARSHALL TOWNSHIP, CALHOUN COUNTY, MICHIGAN; THENCE S 89°30'25"E 1203.70 FEET ALONG THE SOUTH LINE OF SAID SECTION 34 TO THE POINT OF BEGINNING; THENCE N 02°50'47”W 734.24 FEET; THENCE N36°59'56"W 753.83 FEET; THENCE S89°26'18"E 201.84 FEET; THENCE S36°59'56"E 679.93 FEET; THENCE S02°50'47"E 44.11 FEET; THENCE S 00°01'11"E 747.25 FEET; THENCE N 89°33'56"W 123.35 FEET ALONG SAID SOUTH LINE OF SECTION 34 TO THE POINT OF BEGINNING.

METC-0526-00018

GRANTOR: Schwallier, Phillip

Northridge Substation

DESCRIPTION OF PROPERTY

Property is situated in the City of Walker, County of Kent, State of Michigan and is legally described as:

METC North Parcel:

Part of the West 1/2 of the Northeast 1/4 of Section 5, Town 7 North, Range 12 West, City of Walker, Kent County, Michigan, described as: commencing at the North 1/4 corner of Section 5, Town 7 North, Range 12 West, thence along the North line of Section 5 as monumented and the centerline of Four Mile Road the following two (2) courses: (1) S 88°51'47" E 73.95 feet to the South 1/4 corner of Section 32, Town 8 North, Range 12 West and (2) S 88°49'45" E 100.11 feet to the Point of Beginning; thence continuing along said North line S 88°49'45" E 1163.31 feet; thence S 01°30'26" E, along the East line of the West 1/2 of the Northeast 1/4 of Section 5, 951.03 feet; thence along the centerline of Northridge Drive (86.00 feet wide), the following three (3) courses: (1) N 88°49'44" W 345.20 feet, (2) Southwesterly 521.93 feet along the arc of a curve to the left, radius 500.00 feet, Central angle 59°48'30", chord bears S 61°16'02" W 498.55 feet, and (3) Southwesterly 217.78 feet along the arc of a curve to the right, radius 500.00 feet, Central angle 24°57'20", chord bears S 43°50'28" W 216.06 feet; thence S 28°38'54" E 43.16 feet; thence Southwesterly 101.13 feet along the Southerly easement line for Northridge Drive and along the arc of a curve to the right, radius: 543.00 feet, central angle 10°40'14", chord bears S 62°03'15" W 100.98 feet; thence N 23°39'57" W 43.01 feet; thence Westerly 209.75 feet along the centerline of Northridge Drive and along the arc of a curve to the right, radius: 500.00 feet, central angle 24°02'06", chord bears S 79°29'49" W 208.21 feet; thence N 01°33'54" W 846.08 feet; thence N 06°52'30" E 503.26 feet; thence N 01°33'54" W 101.30 feet to the Point of Beginning.

PART OF Tax item no.: 41-13-05-200-029

(originally split from large parcel 41-13-05-200-002 on 11/16/2022)

Commonly known as: 3483 Northridge Dr. NW, Walker, MI

METC South Parcel:

Part of the West 1/2 of the Northeast 1/4 of Section 5, Town 7 North, Range 12 West, City of Walker, Kent County, Michigan, described as: commencing at the North 1/4 corner of Section 5, Town 7 North, Range 12 West, thence S 01°33'54" E, along the North-South 1/4 line of Section 5, 1453.46 feet; thence N 88°26'06" E 100.00 feet to the Point of Beginning; thence Easterly 209.75 feet along the centerline of Northridge Drive (86.00 feet wide) and along the arc of a non-tangent curve to the left, radius 500.00 feet, central angle 24°02'06", chord bears N 79°29'49" E 208.21 feet; thence S 23°39'57" E 117.78 feet; thence S 01°33'54" E 352.80 feet; thence S 68°20'28" W 266.20 feet; thence N 01°33'54" W 521.03 feet to the Point of Beginning.

PART OF Tax item no.: 41-13-05-200-029

(originally split from large parcel 41-13-05-200-002 on 11/16/2022)

Commonly known as: 3578 Northridge Dr. NW, Walker, MI

Stonehill Substation METC-0526-00008

GRANTOR: Merrild, Jeffrey

DESCRIPTION OF PROPOSED ITC PARCEL

(Part of 19-230-048-20) Part of the Southwest 1/4 of Section 23, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, described as: Commencing at the Southwest corner of Section 23, Town 2 South, Range 4 West; thence N 00°37'16" W, along the West line of Section 23 and the centerline of 28 Mile Road, 2185.30 feet to the Point of Beginning; thence continuing N 00°37'16" W, along said West line and said centerline, 395.00 feet; thence S 89°52’43" E 660.00 feet; thence S 00°37’116” 395.00 feet; thence N 89°52'43" W 660.00 feet to the Point of Beginning. Containing 5.984 acres, more or less. Subject to the rights of the public over the West 33 feet thereof for 28 Mile Road.

DESCRIPTION OF ORIGINAL PARCEL

Calhoun Co. Tax ID #19-230-048-20 Part of the Southwest 1/4 of Section 23, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, described as: Beginning at the Southwest corner of Section 23, Town 2 South, Range 4 West; thence N 00°37'16" W, along the West line of Section 23 and the centerline of 28 Mile Road, 852.62 feet; thence N 88°32,44" E 380.00 feet; thence N 00°37’16”W 307.00 feet; thence S W 380.00 feet; thence N 00°37,16M W, along said West line and said centerline, 1497.72 feet to the West 1/4 corner of Section 23; thence S 89052'43" E, along the East-West 1/4 line of Section 23, 2648.95 feet to the Center of Section 23; thence S 00°37’03" E, along the North-South 1/4 line of Section 23, 2463.42 feet; thence N 89°44,49" W 200.00 feet; thence S 00°37’03" E 200.00 feet; thence N 89044'49" W, along the South line of Section 23 and the centerline of D Drive North, 466.20 feet; thence N 00°15’11" E 175.00 feet; thence N 89°44’49" W 525.00 feet; thence S 00°15'11" W 175.00 feet; thence N 89044'49" W, along said South line and said centerline 1457.67 feet to the Point of Beginning. Containing 156.058 acres, more or less

DESCRIPTION OF REMAINDER PARCEL

(Part of 19-230-048-20) Part of the Southwest 1/4 of Section 23, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, described as: Beginning at the Southwest corner of Section 23, Town 2 South, Range 4 West; thence N 00°37'16" W, along the West line of Section 23 and the centerline of 28 Mile Road, 852.62 feet; thence N E 380.00 feet; thence N 00°37'16" W 307.00 feet; thence S 88°32’44” W 380.00 feet; thence N 00°37'16" W, along said West line and said centerline, 1025.68 feet; thence S 89°52’43” E 660.00 feet; thence N 00°37'16" W 395.00 feet; thence N 89°52’43" W 660.00 feet; thence N 00°37’16" W, along said West line and said centerline, 77.04 feet; thence S 89°52’43" E, along the East-West 1/4 line of Section 23, 2648.95 feet to the Center of Section 23; thence S 00°37’03” E, along the North-South 1/4 line of Section 23, 2463.42 feet; thence N 89°44’49" W 200.00 feet; thence S 00°37’03" E 200.00 feet; thence N 89°44'49" W, along the South line of Section 23 and the centerline of D Drive North, 466.20 feet; thence N 00°15’11" E 175.00 feet; thence N 89°44’49” W 525.00 feet; thence S 00°15'11" W 175.00 feet; thence N 89°44'49" W, along said South line and said centerline,1457.67 feet to the Point of Beginning. Containing 150.073 acres, more or less. Subject to the rights of the public over the most Westerly 33 feet thereof for 28 Mile Road. Subject to the rights of the public over the most Southerly 33 feet thereof for D Drive North.

METC-0526-00019

GRANTOR: Cereal City Solar, LLC

Description of a 10.63 acre parcel (Parcel A) of land located in the Southwest 1/4 of Section 9, Town 2 South, Range 6 West, Marshall Township, Calhoun County, Michigan:

Beginning at the South 1/4 Corner of Section 9, Town 2 South, Range 6 West, Marshall Township, Calhoun County, Michigan; Thence N89°00'37"W (recorded as West and N89°00'34"W) 661.58 feet along the South Line of said Section 9, lying in H Drive North (66 feet wide); thence N00°24'18"W (recorded as North and N00°2416"W) 694.12 feet along the West Line of the East 1/2 of the Southeast 1/4 of the Southwest 1/4 of said Section 9; thence S90°00'00"E 661.61 feet; thence S00°23'17"E (recorded as N00°23`15"W) 705.55 feet along the North-South 1/4 Line of said Section 9 to the place of beginning, being a part of the Southwest 1/4 of said Section 9, containing 10.63 acres of land, more or less, being subject to the rights of the public over the Southerly 33 feet thereof as occupied by said 1-1 Drive North

Tax ID: 13-16-091-003-08 and 13-16-091-003-06

Commonly known as: Vacant H Drive North

EXHIBIT "B"

COLLECTOR SUBSTATION EASEMENT AREA

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 9, Town 2 South, Range 6 West, Marshall Township, Calhoun County, Michigan, described as:

Commencing at the South 1/4 corner of Section 9, Town 2 South, Range 6 West; thence N 89°00'37" W, along the South line of Section 9 and the centerline of H Drive North (66 feet wide), 503.05 feet; thence N 01°52'40" E 184.45 feet to the Point of Beginning; thence continuing N 01°52'40" E 140.01 feet; thence S 88°07’20" E 90.01 feet; thence S 01°52'40" W 140.01 feet; thence N 88°07'20" W 56.02 feet; thence S 01°52'40" W 3.00 feet; thence N 88°0720" W 23.99 feet; thence N 01°52'40" E 3.00 feet; thence N 88°07'20" W 10.00 feet to the Point of Beginning.

METC-0557-00002

GRANTOR: Melanie Black

DESCRIPTION OF THE PROPERTY

Part of the Southeast 1/4 of Section 4, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

Commencing at the Northeast comer of the North 1/2 of the Southeast 1/4 of Section 4, T15N, R2W, thence South 20 rods, thence West 160 Rods, thence North 20 Rods, thence East 160 rods to the place of beginning, EXCEPT the East 450 feet of the North 195 feet thereof and EXCEPT the South 135 feet of the East 370 feet thereof.

Tax ID #020-004-400-380-00

Commonly known as N Geneva Rd., Coleman, MI 48618

per Quit Claim Deed, L 1586, P 76, MCR.

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 4, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line Commencing at the East 1/4 corner of Section 4, Town 15 North, Range 2 West, thence North 89 degrees 39 minutes 57 seconds West, along the East-West 1/4 line of Section 4,1045.37 feet to the Point of Beginning, thence South 00 degrees 54 minutes 03 seconds West 738 52 feet, thence South 24 degrees 56 minutes 46 seconds West 650.20 feet, thence South 01 degree 00 minutes 25 seconds West 1313.72 feet to the Point of Ending, said point lying distant North 89 degrees 36 minutes 19 seconds West, along the South line of Section 4, 1313.43 feet from the Southeast corner of Section 4 The sidelines of the above-described easement shall be extended.

METC-0557-00003

GRANTOR: DYLAN KLEIN

DESCRIPTION OF PROPERTY

Starting at a point 20 rods South of Northeast corner of North 1/2 of Southeast 1/4, Section 4, T15N, R2W, South 20 rods, thence West 160 rods, North 20 rods. East 160 rods to point of beginning, Geneva Township, Midland County, State of Michigan

Tax ID #020-004-400-300-00

Commonly known as: 3675 N Geneva Rd , Coleman, MI 48618

per Warranty Deed, L. 1566, P. 1469, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 4, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 4, Town 15 North, Range 2 West; thence North 89 degrees 39 minutes 57 seconds West, along the East-West 1/4 line of Section 4, 1045 37 feet to the Point of Beginning, thence South 00 degrees 54 minutes 03 seconds West 738.52 feet, thence South 24 degrees 56 minutes 46 seconds West 650.20 feet; thence South 01 degree 00 minutes 25 seconds West 1313 72 feet to the Point of Ending, said point lying distant North 89 degrees 36 minutes 19 seconds West, along the South line of Section 4, 1313.43 feet from the Southeast corner of Section 4.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

METC-0557-00004

GRANTOR: Kipp, Anne

DESCRIPTION OF PROPERTY

Commencing 660 feet South of the East 1/4 corner, thence South 165 feet, West 293 feet, North 30 feet, West 235 feet, South 195 feet, West 2112 feet, North 330 feet, East 2640 feet, of Section 4, T15N, R2W, Geneva Township, Midland County, Michigan.

Tax ID # 020-004-400-251-00

Commonly known as. 3665 N Geneva Rd , Coleman, MI 48618

per Warranty Deed, L. 1550, P 1195, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 4, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80 00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 4, Town 15 North, Range 2 West, thence North 89 degrees 39 minutes 57 seconds West, along the East-West 1/4 line of Section 4, 1045.37 feet to the Point of Beginning, thence South 00 degrees 54 minutes 03 seconds West 738.52 feet; thence South 24 degrees 56 minutes 46 seconds West 650.20 feet; thence South 01 degree 00 minutes 25 seconds West 1313.72 feet to the Point of Ending, said point lying distant North 89 degrees 36 minutes 19 seconds West, along the South line of Section 4, 1313.43 feet from the Southeast corner of Section 4.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

METC-0557-00005

GRANTOR: KATHERINE SEMPOSKI

DESCRIPTION OF PROPERTY

Property located in the Township of Geneva, County of Midland, State of Michigan: The Southwest 1/4 of the Southeast 1/4 of Section 4, Township 15 North, Range 2 West.

Tax ID #020-004-400-000-00

Commonly known as: 4710 W. Weinert Rd., Coleman, MI 48618

per Warranty Deed, L. 1582, P. 86, MCR.

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 4, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 4, Town 15 North, Range 2 West; thence North 89 degrees 39 minutes 57 seconds West, along the East-West 1/4 line of Section 4, 1045.37 feet to the Point of Beginning; thence South 00 degrees 54 minutes 03 seconds West 738.52 feet; thence South 24 degrees 56 minutes 46 seconds West 650.20 feet; thence South 01 degree 00 minutes 25 seconds West 1313.72 feet to the Point of Ending, said point lying distant North 89 degrees 36 minutes 19 seconds West 1313.43 feet from the Southeast corner of Section 4.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

METC-0557-00006

GRANTOR: Deborah L. Brinkman

DESCRIPTION OF PROPERTY

Starting at a point 60 rods South of the Northeast corner of the North 1/2 of the Southeast 1/4 Section 4, Township 15 North, Range 2 West, 80 acres in Geneva Township, Midland County, Michigan, hence [s/c] South 20 rods, hence West 160 rods, hence North 20 rods, hence East 160 rods to the point of beginning, being part of the North 1/2 of the Southeast 1/4 of Section 4 Township 15 North Range 2 West, 20 acres in Geneva Township, Midland County, Michigan.

Tax ID # 020-004-400-150-00

Commonly known as 3605 N Geneva Rd , Coleman, MI 48618

per Quit Claim Deed, L. 1542, P. 1173 (corrected by Affidavit, L. 1571, P 249), MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 4, Town 15 North, Range 2 West, Geneva Township, Midland County: Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 4, Town 15 North, Range 2 West, thence North 89 degrees 39 minutes 57 seconds West, along the East-West 1/4 line of Section 4, 1045.37 feet to the Point of Beginning; thence South 00 degrees 54 minutes 03 seconds West 738 52 feet, thence South 24 degrees 56 minutes 46 seconds West 650 20 feet, thence South 01 degree 00 minutes 25 seconds West 1313.72 feet to the Point of Ending, said point lying distant North 89 degrees 36 minutes 19 seconds West, along the South line of Section 4, 1313.43 feet from the Southeast corner of Section 4.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

METC-0557-00007

GRANTOR: Bernard and Sheryl Ruhle

DESCRIPTION OF PROPERTY

Situated in the Township of Geneva, County of Midland, and State of Michigan, to wit. The Northwest Quarter (NW-1/4) of the Northeast Quarter (NE-1/4) of Section Nine (9), Township 15 North (T15N), Range 2 West (R2W), EXCEPT Three (3) acres in the Northwest corner thereof

Tax ID # 020-009-100-100-00

Commonly known as 4727 W. Wemert Rd , Coleman, MI 48618

per Warranty Deed, L. 1567, P. 1120, MCR.

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 9, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as All that part of the above-described Property which lies within 80 00 feet on each side of the following described line Commencing at the Northeast corner of Section 9, Town 15 North, Range 2 West; thence North 89 degrees 36 minutes 19 seconds West, along the North line of Section 9, 1313.43 feet to the Point of Beginning, thence South 01 degree 00 minutes 25 seconds West 655.70 feet, thence South 00 degrees 53 minutes 11 seconds West 1948.71 feet, thence North 89 degrees 36 minutes 40 seconds West 1273.12 feet, thence South 03 degrees 49 minutes 42 seconds West 4115 feet to the Point of Ending, said point lying distant South 89 degrees 36 minutes 20 seconds East, along the East-West 1/4 line of Section9 and the centerline of Barden Road (66 feet wide), 39 13 feet from the Center of Section 9, as monumented The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

METC-0557-00008

GRANTOR: Ellen Kay Maynard

DESCRIPTION OF PROPERTY

Southwest 1/4 of Northeast 1/4, Section 9, T15N, R2W, Geneva Township, Midland County, Michigan. EXCEPT Sec 09 T15N, R2W, commencing at Northwest comer of Southwest 1/4 of Northeast 1/4, thence South 313 feet, East 418 feet, North 313 feet, West 418 feet, Geneva Township, Midland County, Michigan AND EXCEPT Commencing at Southwest comer of Northeast 1/4, then North 594 feet East 220 feet, thence South 594 feet West 220 feet to point of beginning. Section 9, T15N, R2W, Geneva Township, Midland County, Michigan.

Tax ID # 020-009-100-475-00

Commonly known as. 3308 N. Maynard Rd , Coleman, MI 48618

per Warranty Deed, L. 1616, P. 635, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 9, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast comer of Section 9, Town 15 North, Range 2 West, thence North 89 degrees 36 minutes 19 seconds West, along the North line of Section 9, 1313.43 feet to the Point of Beginning, thence South 01 degree 00 minutes 25 seconds West 655.70 feet, thence South 00 degrees 53 minutes 11 seconds West 1948.71 feet, thence North 89 degrees 36 minutes 40 seconds West 1273.12 feet; thence South 03 degrees 49 minutes 42 seconds West 4115 feet to the Point of Ending, said point lying distant South 89 degrees 36 minutes 20 seconds East, along the East-West 1/4 line of Section 9 and the centerline of Barden Road (66 feet wide), 39.13 feet from the Center of Section 9, as monumented. The sidelines of the above-described easement shall be extended.

METC 0557-00009

GRANTOR: Frederick Lee Middleton & Mary Lou Middleton & Kathy Jo Huffman & Gary Dean Middleton & Robert Joseph Middleton & Ronald Lee Middleton

DESCRIPTION OF PROPERTY

The Southeast One-quarter (SE 1/4) of the Southeast One-quarter (SE 1/4) of Section Four (4), T15N, R2W, Geneva Township, Midland County, Michigan.

Tax ID # 020-004-400-100-00

Commonly known as: 3595 N. Geneva Rd., Coleman, MI 48618

per Warranty Deed, L. 1565, P. 968, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 4, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 4, Town 15 North, Range 2 West; thence North 89 degrees 39 minutes 57 seconds West, along the East-West 1/4 line of Section 4, 1045.37 feet to the Point of Beginning; thence South 00 degrees 54 minutes 03 seconds West 738.52 feet; thence South 24 degrees 56 minutes 46 seconds West 650.20 feet; thence South 01 degree 00 minutes 25 seconds West 1313.72 feet to the Point of Ending, said point lying distant North 89 degrees 36 minutes 19 seconds West, along the South line of Section 4, 1313.43 feet from the Southeast corner of Section 4.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

METC-0557-00010

GRANTOR: Nancy J. Robison

DESCRIPTION OF PROPERTY

Commencing at the Southwest corner of Northeast 1/4, then North 594 feet East 220 feet, thence South 594 feet West 220 feet to point of beginning Section 9, T15N, R2W, Geneva Township, Midland County, Michigan

Tax ID # 020-009-100-502-00

Commonly known as. 3288 N Maynard Rd , Coleman, MI 48618

per Land Contract, L 1426, P 183, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 9, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80 00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 9, Town 15 North, Range 2 West, thence North 89 degrees 36 minutes 19 seconds West, along the North line of Section 9, 1313 43 feet to the Point of Beginning, thence South 01 degree 00 minutes 25 seconds West 655.70 feet, thence South 00 degrees 53 minutes 11 seconds West 1948.71 feet, thence North 89 degrees 36 minutes 40 seconds West 1273.12 feet, thence South 03 degrees 49 minutes 42 seconds West 41.15 feet to the Point of Ending, said point lying distant South 89 degrees 36 minutes 20 seconds East, along the East-West 1/4 line of Section 9 and the centerline of Barden Road (66 feet wide), 39 13 feet from the Center of Section 9, as monumented

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

METC-0557-00011

GRANTOR: Krista L. Yager

DESCRIPTION OF PROPERTY

The West 1/2 of the NW1/4 of Section 16, T15N, R2W, Geneva Township, Midland County, Michigan, EXCEPT THE FOLLOWING 4 PARCELS:

1. Commencing 700 feet North and 399.62 feet North 21 degrees 40 minutes from the West 1/4 corner of said Section 16; thence East 393 89 feet, thence North 213 75 feet; thence West 308.97 feet; thence South 21 degrees 40 minutes West 230 feet to place of beginning.

2. Commencing 40 rods North of the West 1/4 corner of said Section 16, thence North along the West line of Section to the South Bank of the Salt River, thence Northeast, along the South Bank of the Salt River to the center of N Lewis Road, thence South along the Centerline of N Lewis Road to the POB.

3. [Commencing] 1324.52 feet W of N 1/4 comer, thence W 322 feet, S 34D 9M E along traverse line of Salt River 571.65 feet to W 1/8 line, North 474 feet to POB

4. Commencing at the W 1/4 corner of said Section 16, thence North 475 feet, thence East 183.41 feet, thence South 475 feet, thence West 183.41 feet

Tax ID # 020-016-200-150-00

Commonly known as: 2860 N Lewis Rd., Coleman, MI 48618

per Quit Claim Deed, L 1587, P 539 (corrected by Affidavit, L 1590, P 1157), MCR.

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 16, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80 00 feet on each side of the following described line Commencing at the North 1/4 corner of Section 16, also being the South 1/4 corner of Section 9, Town 15 North, Range 2 West, thence North 00 degrees 55 minutes 14 seconds East, along the North-South 1/4 line of Section 9, 41 29 feet to the Point of Beginning, thence North 89 degrees 39 minutes 42 seconds West 1316.30 feet, thence South 00 degrees 36 minutes 29 seconds West 1767 32 feet, thence South 00 degrees 35 minutes 45 seconds West 918 19 feet to the Point of Ending, said point lying distant South 89 degrees 31 minutes 01 second East, along the East-West 1/4 line of Section 16,1334.23 feet from the West 1/4 corner of Section 16.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

METC-0557-00012

GRANTOR: David & Anthony Ruhle

DESCRIPTION OF THE PROPERTY Situated in the Township of Geneva, Midland County, Michigan The Southwest 1/4 of the Southwest 1/4 of Section 9, T15N, R2W, EXCEPT a parcel described as Commencing 1802 feet South of the West 1/4 corner, thence East 300 feet, thence South 1452 feet, thence West 300 feet, thence North 1452 feet back to the point of beginning

Tax ID #020-009-300-100-00

Commonly known as 4956 Ruble Rd , Coleman, MI 48618

per Quit Claim Deed, L. 1573, P 544, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 9, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80 00 feet on each side of the following described line:

Commencing at the Center of Section 9, Town 15 North, Range 2 West, as monumented, thence South 89 degrees 36 minutes 20 seconds East, along the East-West 1/4 line of Section 9 and the centerline of Barden Road (66 feet wide), 39.13 feet to the Point of Beginning, thence South 03 degrees 49 minutes 42 seconds West 628 69 feet, thence South 00 degrees 55 minutes 55 seconds West 1975.24 feet, thence North 89 degrees 39 minutes 42 seconds West 1323.15 feet, thence South 00 degrees 36 minutes 29 seconds West 41.03 feet to the Point of Ending, said point lying distant South 89 degrees 39 minutes 03 seconds East, along the South line of Section 9, 1331.42 feet from the Southwest corner of Section 9.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: Dakroub, Hasan

DESCRIPTION OF PROPERTY

The South 1/2 of the Northwest 1/4 of Section 20, Township 15 North, Range 2 West, Geneva Township, Midland County, Michigan, EXCEPT commencing at the Northwest corner of the South 1/2 of the Northwest 1/4; thence East 990 feet; thence South 660 feet; thence West 990 feet; thence North 660 feet.

Tax ID #020-020-200-051-00

Commonly known as: 2250 N. Coleman Rd., Coleman, MI 48618

per Warranty Deed, L. 1627, P. 926, MCR (covers more land)

DESCRIPTION OF EASEMENT AREA Part of the Northwest 1/4 of Section 20, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 20, also being the Northwest corner of Section 21, Town 15 North, Range 2 West; thence South 89 degrees 28 minutes 57 seconds East, along the North line of Section 21, 41.05 feet to the Point of Beginning; thence South 00 degrees 24 minutes 08 seconds West 1231.65 feet; thence North 89 degrees 35 minutes 10 seconds West 5319.88 feet; thence South 00 degrees 49 minutes 14 seconds West 1327.82 feet; thence South 00 degrees 34 minutes 03 seconds West 83.25 feet to the Point of Ending, said point lying distant South 89 degrees 33 minutes 45 seconds East, along the East-West 1/4 line of Section 20, 39.68 feet from the West 1/4 corner of Section 20.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Coon, Jerold and Yulia

DESCRIPTION OF PROPERTY

The North Half (N 1/2) of the North Half (N 1/2) of the Southwest Quarter (SW 1/4) of Section 16, T15N, R2W, Geneva Township, Midland County, Michigan.

Tax ID #020-016-300-000-00

Commonly known as: 2724 N. Lewis Rd., Coleman, MI 48618

per Warranty Deed, L. 1554, P. 854, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 16, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the West 1/4 corner of Section 16, Town 15 North, Range 2 West; thence South 89 degrees 31 minutes 01 second East, along the East-West 1/4 line of Section 16, 1334.23 feet to the Point of Beginning; thence South 00 degrees 35 minutes 45 seconds West 2677.09 feet; thence North 89 degrees 28 minutes 04 seconds West 1324.21 feet to the Point of Ending, said point lying distant South 00 degrees 24 minutes 03 seconds West, along the West line of Section 21, Town 15 North, Range 2 West, 41.08 feet from the Southwest corner of Section 16, also being the Northwest corner of Section 21.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Maynard, Alvin C.

DESCRIPTION OF THE PROPERTY

The Southwest Quarter of the Southwest Quarter of Section Sixteen, Township Fifteen North, Range Two West, containing forty acres, more or less, Township of Geneva, Midland County, Michigan.

Tax ID #020-016-300-400-00

Commonly known as: 4800 W. McNally Rd., Coleman, MI 48618

per Quit Claim Deed, L. 1208, P. 323, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 16, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the West 1/4 corner of Section 16, Town 15 North, Range 2 West; thence South 89 degrees 31 minutes 01 second East, along the East-West 1/4 line of Section 16, 1334.23 feet to the Point of Beginning; thence South 00 degrees 35 minutes 45 seconds West 2677.09 feet; thence North 89 degrees 28 minutes 04 seconds West 1324.21 feet to the Point of Ending, said point lying distant South 00 degrees 24 minutes 03 seconds West, along the West line of Section 21, Town 15 North, Range 2 West, 41.08 feet from the Southwest corner of Section 16, also being the Northwest corner of Section 21.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

SB-04

GRANTOR: Kipp, Anne or Wallace

DESCRIPTION OF PROPERTY

Commencing 660 feet South of the East 1/4 corner, thence South 165 feet, West 293 feet, North 30 feet, West 235 feet, South 195 feet, West 2112 feet, North 330 feet, East 2640 feet, of Section 4, T15N, R2W, Geneva Township, Midland County, Michigan.

Tax ID #020-004-400-251-00

Commonly known as. 3665 N Geneva Rd , Coleman, MI 48618

per Warranty Deed, L. 1550, P 1195, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 4, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80 00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 4, Town 15 North, Range 2 West, thence North 89 degrees 39 minutes 57 seconds West, along the East-West 1/4 line of Section 4, 1045.37 feet to the Point of Beginning, thence South 00 degrees 54 minutes 03 seconds West 738 52 feet; thence South 24 degrees 56 minutes 46 seconds West 650 20 feet; thence South 01 degree 00 minutes 25 seconds West 1313 72 feet to the Point of Ending, said point lying distant North 89 degrees 36 minutes 19 seconds West, along the South line of Section 4, 1313.43 feet from the Southeast corner of Section 4.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

METC-0557-00017

DESCRIPTION OF THE PROPERTY

Part of the Northeast 1/4 of the Northeast 1/4 of Section 6, Town 14 North, Range 2 West, described as. Commencing at a point 525 feet South of the Northeast corner of said Section 6 for the place of beginning, thence South 330 feet, thence West 792 feet; thence North 330 feet, thence East 792 feet to the point of beginning

Tax ID # 030-006-100-150-00

Commonly known as: 965 N Coleman Rd , Shepherd, MI 48883

per Warranty Deed, L 1580, P 1324, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 6, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 6, also being the Northwest corner of Section 5, Town 14 North, Range 2 West, thence South 89 degrees 30 minutes 53 seconds East, along the North line of Section 5, 29 87 feet to the Point of Beginning, thence South 06 degrees 02 minutes 59 seconds West 707.55 feet, thence South 06 degrees 32 minutes 03 seconds East 693.86 feet, thence South 00 degrees 16 minutes 22 seconds West 1248.25 feet, thence South 06 degrees 46 minutes 44 seconds West 85.78 feet to the Point of Ending, said point lying distant East 31 53 feet along the East-West 1/4 line of Section 5 from the West 1/4 corner of Section 5, also being the East 1/4 corner of Section 6.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: Walther, Dennis Sr.

DESCRIPTION OF PROPERTY

Land in the Township of Greendale, County of Midland, State of Michigan: Part of the Northeast 1/4 of the Northeast 1/4 of Section 6, Town 14 North, Range 2 West, described as: Beginning South 00 degrees 23 minutes 32 seconds East, along the East Section line, 855.00 feet from the Northeast corner of said Section 6; thence continuing South 00 degrees 23 minutes 32 seconds East, along said East Section line, 549.72 feet to the North 1/8 line; thence North 89 degrees 58 minutes 00 seconds West, along said North 1/8 line, 1057.96 feet; thence North 00 degrees 23 minutes 32 seconds West, 540.93 feet; thence N 89 degrees 33 minutes 20 seconds East, parallel to the North Section line, 1057.96 feet back to the place of beginning.

Tax ID # 030-006-100-125-00

Commonly known as: 939 N. Coleman Rd., Shepherd, MI 48883

per Quit Claim Deed, L. 1552, P. 362, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 6, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 6, also being the Northwest corner of Section 5, Town 14 North, Range 2 West; thence South 89 degrees 30 minutes 53 seconds East, along the North line of Section 5, 29.87 feet to the Point of Beginning; thence South 06 degrees 02 minutes 59 seconds West 707.55 feet; thence South 06 degrees 32 minutes 03 seconds East 693.86 feet; thence South 00 degrees 16 minutes 22 seconds West 1248.25 feet; thence South 06 degrees 46 minutes 44 seconds West 85.78 feet to the Point of Ending, said point lying distant East 31.53 feet along the East-West 1/4 line of Section 5 from the West 1/4 corner of Section 5, also being the East 1/4 corner of Section 6.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Willert, Craig

DESCRIPTION OF PROPERTY

Part of the Northeast 1/4 of the Northeast 1/4 of section 6, Greendale Township, County of Midland, State of Michigan, T14N, R2W, described as Beginning South 00°23’32” East, along the East section line 165 00 feet from the Northeast corner of said Section 6, thence continuing South 00°23’32” East, along said Section line 360 feet, thence South 89°33’20” West parallel to the North Section line 320.00 feet, thence North 00°23’32” West 360.00 feet, thence North 89°33’20” East, 320 feet back to the Point of Beginning

Tax ID #030-006-100-175-00

Commonly known as 971 N Coleman Rd , Shepherd, MI 48883

per Warranty Deed, L 1637, P 953, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 6, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80 00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 6 also being the Northwest corner of Section 5, Town 14 North, Range 2 West, thence South 89 degrees 30 minutes 53 seconds East, along the North line of Section 5, 29 87 feet to the Point of Beginning, thence South 06 degrees 02 minutes 59 seconds West 707 55 feet, thence South 06 degrees 32 minutes 03 seconds East 693 86 feet, thence South 00 degrees 16 minutes 22 seconds West 1248 25 feet, thence South 06 degrees 46 minutes 44 seconds West 85.78 feet to the Point of Ending, said point lying distant East 31 53 feet along the East-West 1/4 line of Section 5 from the West 1/4 corner of Section 5, also being the East 1/4 corner of Section 6.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: Olson, Scott and Jolene

DESCRIPTION OF PROPERTY

Commencing at the Northwest Section corner of Section 5, T14N, R2W, Greendale Township, Midland County, Michigan, thence South along the West line of said Section 5, a distance of 306.00 feet to the true point of beginning; thence South 89°17’27” E. 564.47 feet; thence South 00°43’30” W. 306.00 feet; thence North 87°49’00” W. 230.50 feet; thence West 330.10 feet to the West line of said Section 5; thence North along said West line 304.18 feet to the point of beginning.

Tax ID # 030-005-200-125-00

Commonly known as: 5467 W. Oakwood Dr., Shepherd, MI 48883

per Warranty Deed, L. 817, P. 558, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 5, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northwest corner of Section 5, Town 14 North, Range 2 West; thence South 89 degrees 30 minutes 53 seconds East, along the North line of Section 5, 29.87 feet to the Point of Beginning; thence South 06 degrees 02 minutes 59 seconds West 707.55 feet; thence South 06 degrees 32 minutes 03 seconds East 693.86 feet; thence South 00 degrees 16 minutes 22 seconds West 1248.25 feet; thence South 06 degrees 46 minutes 44 seconds West 85.78 feet to the Point of Ending, said point lying distant East 31.53 feet along the East-West 1/4 line of Section 5 from the West 1/4 corner of Section 5.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

METC 0557-00022

GRANTOR: Shelley Tingstad

DESCRIPTION OF PROPERTY

A parcel of land commencing at a point 610.5 feet South and 33 feet East of the Northwest Section corner of Section 5, T14N, R2W, thence East 297 feet, thence South 284 feet, West 132 feet, North 132 feet, thence West 165 feet, and North 152 feet to the Point of Beginning, Greendale Township, Midland County, Michigan.

Tax ID # 030-005-200-150-00

Commonly known as: 952 N. Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 1607, P. 1118, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 5, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northwest corner of Section 5, Town 14 North, Range 2 West; thence South 89 degrees 30 minutes 53 seconds East, along the North line of Section 5, 29.87 feet to the Point of Beginning; thence South 06 degrees 02 minutes 59 seconds West 707.55 feet; thence South 06 degrees 32 minutes 03 seconds East 693.86 feet; thence South 00 degrees 16 minutes 22 seconds West 1248.25 feet; thence South 06 degrees 46 minutes 44 seconds West 85.78 feet to the Point of Ending, said point lying distant East 31.53 feet along the East-West 1/4 line of Section 5 from the West 1/4 corner of Section 5.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Jeffrey, Leo

DESCRIPTION OF PROPERTY

Situated in the Township of Greendale, Midland County, Michigan: Commencing 894 5 feet South and 33 feet East of the Northwest comer of the Northwest 1/4 of the Northwest 1/4 of Section 5, Township 14 North, Range 2 West; thence East 297 feet; thence South 508 0 feet, thence West 297 feet; thence North 508.0 feet to the point of beginning.

Tax ID # 030-005-200-200-00

Commonly known as 936 N Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 1580, P. 920, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 5, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80 00 feet on each side of the following described line:

Commencing at the Northwest corner of Section 5, Town 14 North, Range 2 West, thence South 89 degrees 30 minutes 53 seconds East, along the North line of Section 5, 29.87 feet to the Point of Beginning; thence South 06 degrees 02 minutes 59 seconds West 707.55 feet, thence South 06 degrees 32 minutes 03 seconds East 693 86 feet, thence South 00 degrees 16 minutes 22 seconds West 1248 25 feet, thence South 06 degrees 46 minutes 44 seconds West 85 78 feet to the Point of Ending, said point lying distant East 31.53 feet along the East-West 1/4 line of Section 5 from the West 1/4 corner of Section 5.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: William & Sherry Goffnett

DESCRIPTION OF PROPERTY

Part of the Northeast 1/4 of the Southeast 1/4 of Section 6, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, lying South of a line described as Beginning at a Point on the East line of Section 6 that is North 2377.85 feet along said line from the Southeast corner of Section 6, thence North 89°37’ West to the West line of the Northeast 1/4 of the Southeast 1/4, Midland County Records.

Tax ID # 030-006-400-400-00

Commonly known as: 697 N. Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 511, P. 898, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 6, Town 14 North, Range 2 West, Greendale Township, Midland County. Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line: Commencing at the East 1/4 corner of Section 6, also being the West 1/4 corner of Section 5, Town 14 North, Range 2 West; thence East 31.53 feet along the East-West 1/4 line of Section 5 to the Point of Beginning; thence South 06 degrees 46 minutes 44 seconds West 641.88 feet; thence South 00 degrees 13 minutes 44 seconds West 2006.36 feet to the Point of Ending, said point lying distant North 89 degrees 23 minutes 15 seconds West, along the South line of Section 6, 39.57 feet from the Southeast corner of Section 6, also being the Southwest corner of Section 5.

The sidelines of the above described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Joshua Jados

DESCRIPTION OF PROPERTY

Situated in the Township of Greendale, County of Midland, State of Michigan, to wit Section 06 Town 14 North Range 2 West Commencing at the Northeast Section corner, thence South 165 feet, West 264 feet. North 165 feet, East 264 feet.

Tax ID #030-006-100-000-00

Commonly known as 991 N Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 1564, P 314, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 6, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line Commencing at the Northeast corner of Section 6, also being the Northwest corner of Section 5, Town 14 North, Range 2 West, thence South 89 degrees 30 minutes 53 seconds East, along the North line of Section 5, 29.87 feet to the Point of Beginning; thence South 06 degrees 02 minutes 59 seconds West 707.55 feet; thence South 06 degrees 32 minutes 03 seconds East 693 86 feet, thence South 00 degrees 16 minutes 22 seconds West 1248.25 feet, thence South 06 degrees 46 minutes 44 seconds West 85.78 feet to the Point of Ending, said point lying distant East 31.53 feet along the East-West 1/4 line of Section 5 from the West 1/4 corner of Section 5, also being the East 1/4 comer of Section 6.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: Begley, Charles and Jean

DESCRIPTION OF PROPERTY

Land in the Township of Greendale, County of Midland, Michigan, described as: Section 5, T14N, R2W, commencing at the Northwest section corner; thence South 172 feet; thence East 100 feet; thence North 40 feet; thence East 200 feet; thence North 132 feet; thence West 300 feet to the point of beginning.

Tax ID #030-005-200-123-00

Commonly known as: 992 N. Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 637, P. 969, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 5, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northwest corner of Section 5, Town 14 North, Range 2 West; thence South 89 degrees 30 minutes 53 seconds East, along the North line of Section 5, 29.87 feet to the Point of Beginning; thence South 06 degrees 02 minutes 59 seconds West 707.55 feet; thence South 06 degrees 32 minutes 03 seconds East 693.86 feet; thence South 00 degrees 16 minutes 22 seconds West 1248.25 feet; thence South 06 degrees 46 minutes 44 seconds West 85.78 feet to the Point of Ending, said point lying distant East 31.53 feet along the East-West 1/4 line of Section 5 from the West 1/4 corner of Section 5.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Claypool, Bethany

DESCRIPTION OF THE PROPERTY

A parcel of land situated in the East 1/2 of the Northeast 1/4 of Section 7, Town 14 North, Range 2 West, described as: Beginning at a point on the East line of Section 7 that is South 00 degrees 07 minutes 03 seconds East, 990.00 feet from the Northeast section corner; thence continuing South 00 degrees 07 minutes 03 seconds East, 517.00 feet along the East section line; thence South 89 degrees 56 minutes 22 seconds West, 312.00 feet parallel with the North section line; thence North 00 degrees 07 minutes 03 seconds West, 517.00 feet parallel with the East section line; thence North 89 degrees 56 minutes 22 seconds East, 312.00 feet parallel with the North section line to the point of beginning.

Tax ID #030-007-100-775-00

Commonly known as: 429 N. Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 1205, P. 33, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line: Commencing at the Northeast corner of Section 7, Town 14 North, Range 2 West; thence North 89 degrees 23 minutes 15 seconds West, along the North line of Section 7, 39.57 feet to the Point of Beginning; thence South 00 degrees 32 minutes 37 seconds West 1865.84 feet; thence South 00 degrees 33 minutes 20 seconds West 714.04 feet; thence South 00 degrees 01 minute 57 seconds West 63.16 feet to the Point of Ending, said point lying distant North 89 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38.60 feet from the East 1/4 corner of Section 7.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Paul Lee Johnson and Candace Wixson-Johnson Living Trust Dtd 11/15/12

DESCRIPTION OF THE PROPERTY A parcel of land situated in the East 1/2 of the Northeast 1/4 of Section 7, T14N, R2W, Greendale Township, Midland County, Michigan described as: Beginning at a point on the East line of Section 7 that is South 00 degrees 07 minutes 03 seconds East, 1507.00 feet from the Northeast section corner; thence continuing South 00 degrees 07 minutes 03 seconds East, 532.40 feet along the East section line to the centerline of School Road; thence North 84 degrees 49 minutes 10 seconds West, 313.34 feet along said centerline; thence North 00 degrees 07 minutes 03 seconds West, 503.78 feet parallel with the East section line; thence North 89 degrees 56 minutes 22 seconds East, 312.00 feet parallel with the North section line to the point of beginning.

Tax ID #030-007-100-910-00

Commonly known as: 5544 W. School Rd., Mt. Pleasant, MI 48858 per Warranty Deed, L. 1375, P. 734, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 7, Town 14 North, Range 2 West; thence North 89 degrees 23 minutes 15 seconds West, along the North line of Section 7, 39.57 feet to the Point of Beginning; thence South 00 degrees 32 minutes 37 seconds West 1865.84 feet; thence South 00 degrees 33 minutes 20 seconds West 714.04 feet; thence South 00 degrees 01 minute 57 seconds West 63.16 feet to the Point of Ending, said point lying distant North 89 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38.60 feet from the East 1/4 corner of Section 7.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Welsh, Jeffrey

DESCRIPTION OF THE PROPERTY

Part of the NE 1/4 of the SE 1/4 of Section 7, T14N, R2W, Greendale Township, Midland County, Michigan, described as beginning at a point on the East line of said Section 7 being S 00 deg 39' 20" E, along said East Section line, 132 00 feet from the East 1/4 corner of said Section 7, thence continuing along said East Section line, S 00 deg 39' 20" E, 268.04 feet, thence North 89 deg 50' 50" W, parallel with the East-West 1/4 line of said Section 7, 1317 30 feet to a point on the East North-South 1/8 line of said Section 7, thence along said 1/8 line, N 00 deg 31' 22" W, 400 03 feet to a point on said East-West 1/4 line, thence S 89 deg 50' 50" E, along said 1/4 line, 986.37 feet, thence S 00 deg 39' 20" E, parallel with said East Section line, 132 00 feet, thence S 89 deg 50' 50" E, parallel with said 1/4 line, 330.00 feet to the point of beginning

Tax ID# 030-007-400-300-00

Commonly known as 233 N Coleman Rd , Shepherd, MI 48883

per Quit Claim Deed, L 960, P 208, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80 00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 7, Town 14 North, Range 2 West, thence North 89 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38.60 feet to the Point of Beginning, thence South 00 degrees 01 minute 57 seconds West 1968.51 feet, thence South 01 degree 01 minute 57 seconds West 667.26 feet to the Point of Ending, said point lying distant North 89 degrees 32 minutes 34 seconds West, along the South line of Section 7, 50.91 feet from the Southeast corner of Section 7.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: Bacon, Stephen and Elizabeth

DESCRIPTION OF THE PROPERTY

A parcel of land situated in the East half of the Northeast quarter of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as: Commencing at the Northeast corner of Section 7; thence South 00 degrees 07 minutes 03 seconds East, 2039.40 feet from the Northeast Section corner to the centerline of School Road; thence North 84 degrees 49 minutes 10 seconds West, 347.00 feet along said centerline to the point of beginning; thence South 00 degrees 07 minutes 03 seconds East, 334.42 feet parallel with the East Section line; thence North 89 degrees 51 minutes 33 seconds West, 313.07 feet parallel with the East-West quarter line to the East line of the West half of the East half of the Northeast quarter; thence North 00 degrees 11 minutes 13 seconds West, 362.08 feet along said East line to the centerline of said School Road; thence South 84 degrees 49 minutes 10 seconds East, 314.85 feet along said centerline to the point of beginning. ALSO A parcel of land situated in the East half of the Northeast quarter of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as: Commencing at the Northeast corner of Section 7; thence South 00 degrees 07 minutes 03 seconds East, 2039.40 feet from the Northeast Section corner to the centerline of School Road and the point of beginning; thence continuing South 00°07’03" East, 303.94 feet along the East section line; thence North 89°51’33” West, 345.52 feet parallel with the East-West 1/4 line; thence North 00°07'03” West, 334.42 feet parallel with the East section line to the centerline of School Road; thence South 84°49’10” East, 347.00 feet along said centerline to the point of beginning.

Tax ID #030-007-100-760-00

Commonly known as: 5533 W. School Rd., Mt Pleasant, MI 48858 per Quit Claim Deed, L. 1599, P. 308, MCR and Warranty Deed, L. 1370, P. 561, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as: All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 7, Town 14 North, Range 2 West; thence North 89 degrees 23 minutes 15 seconds West, along the North line of Section 7, 39.57 feet to the Point of Beginning; thence South 00 degrees 32 minutes 37 seconds West 1865.84 feet; thence South 00 degrees 33 minutes 20 seconds West 714.04 feet; thence South 00 degrees 01 minute 57 seconds West 63.16 feet to the Point of Ending, said point lying distant North 89 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38.60 feet from the East 1/4 corner of Section 7.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: Riggie, Harold

DESCRIPTION OF THE PROPERTY Part of the East 1/2 of the Southeast 1/4 of Section 7, T14N, R2W, beginning 400 feet South of the Northeast corner of the East 1/2 of the Southeast 1/4; thence South 165 feet; thence West 264 feet; thence North 165 feet; thence East 264 feet to the point of beginning. Greendale Township, Midland County, Michigan.

Tax ID #030-007-400-215-00

Commonly known as: 221 N. Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 1595, P. 773, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 7, Town 14 North, Range 2 West; thence North 89 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38.60 feet to the Point of Beginning; thence South 00 degrees 01 minute 57 seconds West 1968.51 feet; thence South 01 degree 01 minute 57 seconds West 667.26 feet to the Point of Ending, said point lying distant North 89 degrees 32 minutes 34 seconds West, along the South line of Section 7, 50.91 feet from the Southeast corner of Section 7.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Herron, Daniel

DESCRIPTION OF THE PROPERTY

Part of the East 1/2 of the Southeast 1/4, Section 7, T14N, R2W, Greendale Township, Midland County, Michigan, [beginning] 611 feet North of the Southeast comer, thence West 300 feet, thence North 190 feet, thence East 300 feet, thence South 190 feet [to the point of beginning ]

Tax ID #030-007-400-214-00

Commonly known as 91 N Coleman Rd , Shepherd, MI 48883 per Tax Records

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as.

All that part of the above-described Property which lies within 80 00 feet on each side of the following described line:

Commencing at the East 1/4 comer of Section 7, Town 14 North, Range 2 West, thence North 89 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38.60 feet to the Point of Beginning, thence South 00 degrees 01 minute 57 seconds West 1968.51 feet; thence South 01 degree 01 minute 57 seconds West 667.26 feet to the Point of Ending, said point lying distant North 89 degrees 32 minutes 34 seconds West, along the South line of Section 7, 50.91 feet from the Southeast corner of Section 7.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: The Harold A Riggie and Sharon K Riggie Trust Dtd 5/15/2001

DESCRIPTION OF PROPERTY

The East 1/2 of the Southeast 1/4, Section 7, T14N, R2W; Except commencing at the Southeast Section Corner, thence West 1320 feet, thence North 611 feet, thence East 1020 feet, thence South 140 feet, thence East 300 feet, thence South 471 feet to the Point of Beginning; And Except the North 400 feet of the East 1/2 of the Southeast 1/4, Section 7, T14N, R2W, Greendale Township, Midland County, Michigan;

AND EXCEPT part of the East 1/2 of the Southeast 1/4, Section 7, T14N, R2W, Greendale Township, Midland County, Michigan, beginning 400 feet South of the Northeast corner of the East 1/2 of the Southeast 1/4, thence South 165 feet, thence West 264 feet, thence North 165 feet, thence East 264 feet to the point of beginning. AND EXCEPT part of the East 1/2 of the Southeast 1/4, Section 7, T14N, R2W, Greendale Township, Midland County, Michigan, beginning 471 feet North of the Southeast corner of the East 1/2 of the Southeast 1/4, thence West 300 feet, thence North 330 feet, thence East 300 feet, thence South 330 feet to the point of beginning. ALSO EXCEPT that parcel sold by Land Contract, L. 1635, P. 1392, MCR, and described as: Land in the Township of Greendale, County of Midland, State of Michigan, described as: Section 7, T14N, R2W; A parcel of land being a part of the East 1/2 of the Southeast 1/4, and commencing 801feet North of the Southeast Section corner, thence North to River’s edge, thence Southwesterly along the South edge of River to the West Boundary Line, thence South to the Southwest corner, thence East 1020 feet, thence North 190 feet, thence East 300 feet to the point of beginning.

Tax ID 030-007-400-206-00

Commonly known as: 217 N. Coleman Rd., Shepherd, Michigan

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that pert of the above-described Property which lies within 80.00 feel on each side of the following described line:

Commencing at the East 1/4 corner of Section 7, Town 14 North, Range 2 West; thence North 09 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38.60 feet to the Point of Beginning; thence South 00 degrees 01 minute 57 seconds West 1968.51 feet; thence South 01 degree 01 minute 57 seconds West 667.26 feet to the Point of Ending, said point lying distant North 89 degrees 32 minutes 34 seconds West, along the South line of Section 7, 50.91 feet from the Southeast corner of Section 7. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, end to terminate et the boundaries of the above-described Property.

GRANTOR: Bachert, Donald and Rosemary

DESCRIPTION OF THE PROPERTY

Part of the Northeast 1/4 of the Northeast 1/4 of the Northeast 1/4 of Section 18, T14N, R2W, Greendale Township, Midland County, Michigan, described as beginning at a point on the East line of said Section 18, which is South 2°37’17” West 545.00 feet from the Northeast corner of said Section 18; thence South 2°37’17” West 115 feet; thence North 87°31’16” West 330 feet parallel with the North 1/8 line of said Section 18; thence North 2°37’17” East 115 feet; thence South 87°31’16” East 330 feet to the place of beginning.

Tax ID #030-018-100-070-00

Commonly known as: 104 S. Coleman Rd., Mt Pleasant, MI 48858 per Warranty Deed, L. 679, P. 410, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 18, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 18, Town 14 North, Range 2 West; thence North 89 degrees 32 minutes 34 seconds West, along the North line of Section 18, 50.91 feet to the Point of Beginning; thence South 01 degree 01 minute 57 seconds West 33.16 feet; thence South 00 degrees 50 minutes 03 seconds East 611.64 feet; thence South 00 degrees 01 minute 41 seconds East 600.06 feet; thence South 00 degrees 09 minutes 17 seconds West 1404.72 feet to the Point of Ending, said point lying distant North 89 degrees 10 minutes 59 seconds West, along the East-West 1/4 line of Section 18, 39.60 feet from the East 1/4 corner of Section 18.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: McKenzie, Norman and Marilyn

DESCRIPTION OF THE PROPERTY

The South 5 acres of the East 10 acres of the Northeast One-quarter of the Northeast One-quarter, Section 18, T 14 N, R 2 W, Greendale Township, Midland County, Michigan, more particularly described as: Beginning SOUTH, along the East Section line, 662.39 feet from the Northeast Corner of said Section 18; thence continuing SOUTH, along said East Section line, 662.39 feet to the North One-eighth line; thence N 89° 35’ 41” W, along said North One-eighth line, 328.88 feet; thence NORTH, parallel to the East Section line, 662.13 feet; thence S 89° 38’ 24” E, 328.88 feet back to the place of beginning.

Tax ID #030-018-100-050-00

Commonly known as: 150 S. Coleman Rd., Mt Pleasant, MI 48858 per Warranty Deed, L. 622, P. 352, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 18, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as: All that part of the above-described Property which lies within 80.00 feet on each side of the following described line: Commencing at the Northeast corner of Section 18, Town 14 North, Range 2 West; thence North 89 degrees 32 minutes 34 seconds West, along the North line of Section 18, 50.91 feet to the Point of Beginning; thence South 01 degree 01 minute 57 seconds West 33.16 feet; thence South 00 degrees 50 minutes 03 seconds East 611.64 feet; thence South 00 degrees 01 minute 41 seconds East 600.06 feet; thence South 00 degrees 09 minutes 17 seconds West 1404.72 feet to the Point of Ending, said point lying distant North 89 degrees 10 minutes 59 seconds West, along the East-West 1/4 line of Section 18, 39.60 feet from the East 1/4 corner of Section 18. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Knopp, Brian J,

DESCRIPTION OF PROPERTY

Premises in the Township of Greendale, County of Midland and State of Michigan, to wit:

The South 1/2 of the North 1/2 of the South 1/2 of the Southeast 1/4 of Section 18, and the North 1/2 of the

North 1/2 of the South 1/2 of the Southeast 1/4 of Section 18, Township 14 North, Range 2 West.

Tax ID #030-018-400-121-00

Commonly known as: S. Coleman Rd., Mt Pleasant, MI 48858

per Land Contract, L. 805, P. 233, MCR and Warranty Deed, L. 774, P. 951, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 18, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 18, Town 14 North, Range 2 West; thence North 89 degrees 10 minutes 59 seconds West, along the East-West 1/4 line of Section 18, 39.60 feet to the Point of Beginning; thence South 00 degrees 09 minutes 17 seconds West 2649.36 feet to the Point of Ending, said point lying distant North 89 degrees 10 minutes 52 seconds West, along the South line of Section 18, 39.33 feet from the Southeast corner of Section 18.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Stanley Kwiatkowski

Situated in the township of Greendale, County of Midland and state of Michigan to-wit:

South 1/2 of South 1/2 of North 1/2 of South 1/2 of Northeast 1/4 of Section 19 T14N, R2W

Tax ID 030-019-100-250-00

Commonly known as: 668 S. Coleman Rd., Shepherd, MI 48883

DESCRIPTION OF EASEMENT AREA

Part of the northeast 1/4 of section 19, Town 14 North, Range 2 West, Greendale Township, Midland County Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of overhead transmission line

GRANTOR: Vickers, Leslie & Jude

DESCRIPTION OF PROPERTY

Situated in the Township of Greendale, Midland County, Michigan:

Commencing 495 feet North of the East 1/4 corner of Section 19, T14N, R2W, thence North 165 feet; thence West 2640 feet; thence South 165 feet; thence East 2640 feet to the point of beginning.

Tax ID #030-019-100-275-00

Commonly known as: 702 S. Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 843, P. 896, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 19, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Grantor's Land which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 19, Town 14 North, Range 2 West; thence North 89 degrees 10 minutes 52 seconds West, along the North line of Section 19, 39.33 feet to the Point of Beginning; thence South 00 degrees 09 minutes 17 seconds West 8.20 feet; thence South 00 degrees 02 minutes 46 seconds East 2625.83 feet to the Point of Ending, said point lying distant North 89 degrees 15 minutes 34 seconds West, along the East-West 1/4 line of Section 19, 40.48 feet from the East 1/4 corner of Section 19.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Grantor's Land.

GRANTOR: Knopp, Brian J. & Deanna M.

DESCRIPTION OF PROPERTY

Property in Section 19, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan: North 30 acres of South 1/2 of Northeast 1/4.

Tax ID #030-019-100-151-00

Commonly known as: 640 S. Coleman Rd., Shepherd, MI 48883

per Tax Records. NOTE: Deed provided (WD, L. 894, P. 209, MCR) only conveys the +/- 20 acres of land —"The North 1/2 of the North 1/2 of the South 1/2 of the Northeast 1/4 of Section 19..." There is an Oil and Gas Lease (L. 1549, P. 1238, MCR) that references the above-described 20 acres and the 10 acres adjacent to and South of the above-described 20 acres - "Section 19: North 1/2 of the South 1/2 of the North 1/2 of the South 1/2 of the Northeast 1/4."

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 19, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 19, Town 14 North, Range 2 West; thence North 89 degrees 10 minutes 52 seconds West, along the North line of Section 19, 39.33 feet to the Point of Beginning; thence South 00 degrees 09 minutes 17 seconds West 8.20 feet; thence South 00 degrees 02 minutes 46 seconds East 2625.83 feet to the Point of Ending, said point lying distant North 89 degrees 15 minutes 34 seconds West, along the East-West 1/4 line of Section 19, 40.48 feet from the East 1/4 corner of Section 19.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

SB-130/197

GRANTOR: Smith, Dawn & Fisher, Randy

DESCRIPTION OF PROPERTY

Located in the Township of Greendale, County of Midland, State of Michigan:

Commencing at the Northwest corner of the Southwest 1/4 of the Northwest Quarter of Section 29, T14N, R2W, thence running 244 feet East; thence South 536 feet; thence West 244 feet; thence North 536 feet to Place of Beginning.

Tax ID #030-029-200-110-00

Commonly known as: 1155 S. Coleman Rd., Shepherd, MI 48883

per Quit Claim Deed, L. 1474, P. 1083, MCR (covers more land)

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 29, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northwest corner of Section 29, Town 14 North, Range 2 West; thence East 39.80 feet along the North line of Section 29 to the Point of Beginning; thence South 00 degrees 09 minutes 10 seconds West 271.81 feet; thence South 00 degrees 00 minutes 56 seconds West 1244.87 feet; thence South 00 degrees 10 minutes 56 seconds East 1122.86 feet to the Point of Ending, said point lying distant South 89 degrees 34 minutes 50 seconds East, along the East-West 1/4 line of Section 29 and the centerline of Salt River Road (66 feet wide), 42.82 feet from the West 1/4 corner of Section 29.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Smith, Dawn & Fisher, Randy

DESCRIPTION OF THE PROPERTY

The South half (S1/2) of the Southwest quarter (SW1/4) of the Northwest quarter (NW1/4), Section Twenty-Nine (29), Township Fourteen (14) North, Range Two (2) West, Greendale Township, Midland County, Michigan, EXCEPT commencing at the Southwest corner of the Northwest quarter (NW1/4); thence North 165 feet; thence East 264 feet; thence South 165 feet; thence West 264 feet to the point of beginning.

ALSO EXCEPT a parcel of land described in a Warranty Deed, L. 1624, P. 135, MCR: The West 400 feet of the East 853.8 feet of the South Half of the Southwest Quarter of the Northwest Quarter of Section 29, Town 14 North, Range 2 West.

ALSO EXCEPT a parcel of land described in a Warranty Deed, L. 1635, P. 66, MCR: Part of the South 1/2 of the Southwest 1/4 of the Northwest 1/4 of Section 29, T14N-R2W, Greendale Township, Midland County, MI, described as follows: beginning on the East and West 1/4 line S 89 Degrees 35 Minutes 20 Seconds E 864.0 Ft. from the West 1/4 corner of said Section 29; thence S 89 Degrees 35 Minutes 20 Seconds E 453.8 Ft. along the East and West 1/4 line; thence N 00 Degrees 00 Minutes 02 Seconds E 659.02 Ft. along the West 1/8 line; thence N 89 Degrees 33 Minutes 21 Seconds W 453.8 Ft.; thence S 00 Degrees 00 Minutes 01 Seconds W 659.28 Ft. to the Place of Beginning.

Tax ID #030-029-200-157-00

Commonly known as: 5440 W. Salt River Rd., Shepherd, MI 48883 per Warranty Deed, L. 1190, P. 1239, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 29, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northwest corner of Section 29, Town 14 North, Range 2 West; thence East 39.80 feet along the North line of Section 29 to the Point of Beginning; thence South 00 degrees 09 minutes 10 seconds West 271.81 feet; thence South 00 degrees 00 minutes 56 seconds West 1244.87 feet; thence South 00 degrees 10 minutes 56 seconds East 1122.86 feet to the Point of Ending, said point lying distant South 89 degrees 34 minutes 50 seconds East, along the East-West 1/4 line of Section 29 and the centerline of Salt River Road (66 feet wide), 42.82 feet from the West 1/4 corner of Section 29.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Stanek, Michael

DESCRIPTION OF THE PROPERTY

Part of the Northwest One-quarter of the Northwest One-quarter of Section 16, T15N, R2W, Geneva Township, Midland County, State of Michigan, described as Beginning S 89°49’47” W along the North Section line, 1324 52 feet from the North One-quarter Corner of said Section 16, thence continuing S 89°49’47” W along said North Section line, 322 00 feet to the Shore Line Traverse of the Salt River, thence S 34°09’24” E, along said Shore Line Traverse of the Salt River, 571 65 feet to the West One-eighth line, thence N 00°07’33” E along said West One-eighth line, 474 00 feet back to the place of beginning

Tax ID #020-016-200-001-00

Commonly known as: W Ruble Rd., Coleman, MI 48618

per Quit Claim Deed, L 1078, P 800, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 16, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the North 1/4 corner of Section 16, also being the South 1/4 corner of Section 9, Town 15 North, Range 2 West, thence North 00 degrees 55 minutes 14 seconds East, along the North-South 1/4 line of Section 9, 41 29 feet to the Point of Beginning, thence North 89 degrees 39 minutes 42 seconds West 1316 30 feet, thence South 00 degrees 36 minutes 29 seconds West 1767 32 feet, thence South 00 degrees 35 minutes 45 seconds West 918 19 feet to the Point of Ending, said point lying distant South 89 degrees 31 minutes 01 second East, along the East-West 1/4 line of Section 16, 1334 23 feet from the West 1/4 corner of Section 16.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: Stanek, Linda

DESCRIPTION OF PROPERTY

Commencing at the West 1/4 corner of Sec 16, T15N, R2W, Geneva Township, Midland County, Michigan, thence North 89°57’23" East 1324.84 feet, along the E-W 1/4 line to the SW corner of the E 1/2 of the NW 1/4, to the p o b , thence North 0°07’33” East 595.0 feet along the W 1/8 line to the centerline of the Salt River, thence southeasterly along the centerline of said river to its intersection with the E-W 1/4 line, said point being South 89°57’23” W 627.24 feet along the E-W 1/4 line from the Southeast corner of the W 1/2 of the NE 1/4 of said Section, thence South 89°57’23” West 2013.82 feet along the E-W 1/4 line to the p o b

Tax ID #020-016-200-300-00

Commonly known as Coleman, MI 48618

per Warranty Deed, L. 578, P. 1084, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 16, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as All that part of the above-described Property which lies within 80.00 feet on each side of the following described line Commencing at the North 1/4 corner of Section 16, also being the South 1/4 corner of Section 9, Town 15 North, Range 2 West, thence North 00 degrees 55 minutes 14 seconds East, along the North-South 1/4 line of Section 9, 41 29 feet to the Point of Beginning, thence North 89 degrees 39 minutes 42 seconds West 1316.30 feet, thence South 00 degrees 36 minutes 29 seconds West 1767.32 feet, thence South 00 degrees 35 minutes 45 seconds West 918.19 feet to the Point of Ending, said point lying distant South 89 degrees 31 minutes 01 second East, along the East-West 1/4 line of Section 16, 1334.23 feet from the West 1/4 comer of Section 16. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: Dakroub, Hasan

DESCRIPTION OF PROPERTY

PARCEL 2: Commencing at the Northwest corner of the South 1/2 of the Northwest 1/4 of Section 20, Township 15 North, Range 2 West, Geneva Township, Midland County, Michigan thence East 990 feet; thence South 660 feet; thence West 990 [feet]; thence North 660 feet.

Tax ID #020-020-200-040-00

Commonly known as: 2334 N. Coleman Rd., Coleman, MI 48618

per Warranty Deed, L. 1627, P. 926, MCR (describes more land)

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 20, Town 15 North, Range 2 West, Geneva Township, Midland County, Michigan, described as: All that part of the above-described Property which lies within 80.00 feet on each side of the following described line: Commencing at the Northeast corner of Section 20, Town 15 North, Range 2 West; thence South 89 degrees 28 minutes 57 seconds East, along the North line of Section 21, Town 15 North, Range 2 West, 41.05 feet to the Point of Beginning; thence South 00 degrees 24 minutes 08 seconds West 1231.65 feet; thence North 89 degrees 35 minutes 10 seconds West 5319.88 feet; thence South 00 degrees 49 minutes 14 seconds West 1410.66 feet to the Point of Ending, said point lying distant North 89 degrees 51 minutes 01 second East, along the East-West 1/4 line of Section 20, 39.31 feet from the West 1/4 corner of Section 20. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: AMAR, LLC

DESCRIPTION OF THE PROPERTY

Situated in the Township of Greendale, County of Midland, State of Michigan, more particularly described as follows: All that part of the North 1/2 of the Northeast 1/4 of Section 18, Township 14 North, Range 2 West, lying North of the North right of way line of Highway M-20.

Tax ID #030-018-100-150-00

Commonly known as: 5538 W. Isabella Rd., Mt Pleasant, MI 48858 per Warranty Deed, L. 1623, P. 287, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as: All that part of the above-described Property which lies within 80.00 feet on each side of the following described line: Commencing at the East 1/4 corner of Section 7, Town 14 North, Range 2 West; thence North 89 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38.60 feet to the Point of Beginning; thence South 00 degrees 01 minute 57 seconds West 1968.51 feet; thence South 01 degree 01 minute 57 seconds West 667.26 feet to the Point of Ending, said point lying distant North 89 degrees 32 minutes 34 seconds West, along the South line of Section 7, 50.91 feet from the Southeast corner of Section 7. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Blarney Castle Oil Co.

DESCRIPTION OF THE PROPERTY

Township of Greendale, County of Midland and State of Michigan, and described as:

Part of the Northeast 1/4 of Section 18, Township 14 North, Range 2 West, described as beginning at a point on the East section line which is South 2°37'17" West, 362.53 feet from the Northeast section corner; thence South 2°37'17" West, 182.47 feet; thence North 87°31'16" West, 225.0 feet; thence North 2°37'17" East, 219.35 feet; thence South 78°12'30" East, 227.91 feet along the South right of way line of Highway M-20 to the point of beginning.

Tax ID #030-018-100-076-00

Commonly known as: 48 S. Coleman Rd., Mt Pleasant, MI 48858

per Warranty Deed, L. 1587, P. 801, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 18, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 18, Town 14 North, Range 2 West; thence North 89 degrees 32 minutes 34 seconds West, along the North line of Section 18, 50.91 feet to the Point of Beginning; thence South 01 degree 01 minute 57 seconds West 33.16 feet; thence South 00 degrees 50 minutes 03 seconds East 611.64 feet; thence South 00 degrees 01 minute 41 seconds East 600.06 feet; thence South 00 degrees 09 minutes 17 seconds West 1404.72 feet to the Point of Ending, said point lying distant North 89 degrees 10 minutes 59 seconds West, along the East-West 1/4 line of Section 18, 39.60 feet from the East 1/4 corner of Section 18. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

SB-179-181

GRANTOR: The Crude Oil Company

DESCRIPTION OF THE PROPERTY

Situated in the Township of Greendale, Midland County, Michigan, described as: The South half of the Northeast quarter of Section Eighteen (18), Township Fourteen (14) North, Range Two (2) West.

Tax ID #s 030-018-100-410-00, 030-018-100-420-00, and 030-018-100-400-00

Commonly known as: S. Coleman Rd., Mt Pleasant, MI 48858

per Land Contract, L. 768, P. 78; Quit Claim Deed, L. 1545, P. 718, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 18, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as: All that part of the above-described Property which lies within 80.00 feet on each side of the following described line: Commencing at the Northeast corner of Section 18, Town 14 North, Range 2 West; thence North 89 degrees 32 minutes 34 seconds West, along the North line of Section 18, 50.91 feet to the Point of Beginning; thence South 01 degree 01 minute 57 seconds West 33.16 feet; thence South 00 degrees 50 minutes 03 seconds East 611.64 feet; thence South 00 degrees 01 minute 41 seconds East 600.06 feet; thence South 00 degrees 09 minutes 17 seconds West 1404.72 feet to the Point of Ending, said point lying distant North 89 degrees 10 minutes 59 seconds West, along the East-West 1/4 line of Section 18, 39.60 feet from the East 1/4 corner of Section 18.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Betty Phillips

DESCRIPTION OF THE PROPERTY

All those certain pieces or parcels of land, situate and being in the Township of Sheridan, County of Calhoun, and State of Michigan, and described as follows, to-wit:

The North half of the Northeast Quarter of Section 17, Town 2 South, Range 4 West. Also, the North half of the East fractional part of the Northwest quarter of said Section 17, EXCEPT Winnipeg Lake. EXCEPT the following described premises: The North 200 feet of the Northeast 1/4 of the Northwest 1/4 and the North 200 feet of the West 200 feet of the Northwest 1/4 of the Northeast 1/4.

Tax ID #13-19-170-015-00

Commonly known as: 15991 26 Mile Rd., Albion, MI 49224

per Fiduciary's Deed, Liber 1595, Page 818. CCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 17, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 17, Town 2 South. Range 4 West; thence North 89 degrees 08 minutes 23 seconds West, along the North line of Section 17 and the centerline of H Drive North, 1846.80 feet to the Point of Beginning; thence South 00 degrees 11 minutes 04 seconds West 56.19 feet; thence South 01 degree 22 minutes 34 seconds West 2599.55 feet to the Point of Ending, said point lying North 89 degrees 19 minutes 14 seconds West. along the East-West 1/4 line of Section 17, 1961.60 feet from the East 1/4 corner of Section 17. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Daniel & Karen Carmody

LEGAL DESCRIPTION

Part of the North 3/8 of the Southeast 1/4 of Section 22, Town 8 North, Range 13 West, Wright Township, Ottawa County, Michigan, described as:

Commencing at the East 1/4 corner of said Section 22; thence South 01 degrees 36 minutes 24 seconds West along the East line of Section 22, 770.89 feet; thence North 37 degrees 05 minutes 56 seconds West along the Southwesterly line of the Musketawa Trail (formerly known as the Grand Rapids and Indiana Railroad and the Central Michigan Railway), 102.98 feet to the point of beginning; thence North 88 degrees 57 minutes 57 seconds West, 595.59 feet; thence North 01 degrees 38 minutes 24 seconds East along the West line of the East 660 feet of the Southeast 1/4 of Section 22 as monumented, 665.29 feet; thence South 88 degrees 52 minutes 25 seconds East, 66.39 feet; thence South 37 degrees 05 minutes 56 seconds East along the Southwesterly line of the Musketawa Trail (formerly known as the Grand Rapids and Indiana Railroad and the Central Michigan Railway), 845.62 feet to the point of beginning.

Parcel Identification No.: 70-06-22-400-021 (part of)

Commonly known as: 16269 16th Avenue, Marne, MI

GRANTOR: City of Marshall

DESCRIPTION OF PROPERTY

PROPOSED PARCEL “A” (part of 53-003-150-01) Part of the Southeast 1/4 of Section 2, Town 3 South, Range 6 West, City of Marshall, Calhoun County, Michigan, described as:

Commencing at the East 1/4 corner of Section 2, Town 3 South, Range 6 West; thence South 00 degrees 00 minutes 46 seconds West, along the East line of Section 2, 745.00 feet; thence North 88 degrees 36 minutes 28 seconds West 573.45 feet to the Point of Beginning; thence South 00 degrees 05 minutes 28 seconds East 369.33 feet; thence North 88 degrees 36 minutes 28 seconds West 754.70 feet; thence North 00 degrees 05 minutes 28 seconds West 369.33 feet; thence South 88 degrees 36 minutes 28 seconds East 754.70 feet to the Point of Beginning. Containing 278,644 square feet or 6.397 acres, more or less. Subject to and together with an easement for ingress, egress and public utilities as described below.

PROPOSED PARCEL “B” (part of 53-003-150-01) Part of the Southeast 1/4 of Section 2, Town 3 South, Range 6 West, City of Marshall, Calhoun County, Michigan, described as:

Commencing at the East 1/4 corner of Section 2, Town 3 South, Range 6 West; thence South 00 degrees 00 minutes 46 seconds West, along the East line of Section 2, 745.00 feet to the Point of Beginning; thence South 00 degrees 00 minutes 46 seconds West 580.32 feet; thence North 88 degrees 32 minutes 01 second West 1327.14 feet; thence North 00 degrees 05 minutes 28 seconds West 209.30 feet; thence South 88 degrees 36 minutes 28 seconds East 754.70 feet; thence North 00 degrees 05 minutes 28 seconds West 369.33 feet; thence South 88 degrees 36 minutes 28 seconds East 573.45 feet to the Point of Beginning. Containing 490,441 square feet or 11.259 acres, more or less. Subject to the rights of the public over the Easterly part of the above described parcel for State Highway M-227 (old US-27). Subject to and together with an easement for ingress, egress and public utilities as described below.

PROPOSED 60 FOOT WIDE EASEMENT FOR INGRESS, EGRESS AND PUBLIC UTILITIES.

Part of the Southeast 1/4 of Section 2, Town 3 South, Range 6 West, City of Marshall, Calhoun County, Michigan, described as: Commencing at the East 1/4 corner of Section 2, Town 3 South, Range 6 West; thence South 00 degrees 00 minutes 46 seconds West, along the East line of Section 2, 1114.31 feet to the Point of Beginning; thence South 00 degrees 00 minutes 46 seconds West 60.02 feet; thence North 88 degrees 36 minutes 28 seconds West 1327.37 feet; thence North 00 degrees 05 minutes 28 seconds West 60.02 feet; thence South 88 degrees 36 minutes 28 seconds East 1327.48 feet to the Point of Beginning. Containing 79,645 square feet or 1.828 acres, more or less. Subject to the rights of the public over the Easterly part of the above described land for State Highway M-227 (old US-27).

GRANTOR: The Frederick Family Farm LLC

DESCRIPTION OF PROPERTY

Parcel 3: The Northeast 1/4 of the Southeast 1/4 of Section 5, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan. Subject to easements, restrictions and reservations of record.

Tax ID #13-19-051-006-10

Commonly known as: Vacant 26 Mile Rd., Albion, MI 49224

per Quit Claim Deed, Libor 3592, Page 713, CCR (covers more land), and Warranty Deed, Liber 1284, Page 212, CCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 5, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 5, Town 2 South, Range 4 West; thence North 89 degrees 34 minutes 20 seconds West, along the East-West 1/4 line of Section 5, 825.57 feet to the Point of Beginning; thence South 01 degree 00 minutes 39 seconds West 2611.63 feet; thence South 12 degrees 20 minutes 54 seconds West 41.57 feet to the Point of Ending, said point lying North 89 degrees 27 minutes 50 seconds West, along the South line of Section 5 and the centerline of J Drive North, 900.12 feet from the Southeast corner of Section 5. The sidelines of the above described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: Michael & Jennifer Leche

DESCRIPTION OF THE PROPERTY

Situated in the Township of Sheridan, County of Calhoun, State of Michigan.

A parcel of land in the Southeast 1/4 of Section 8, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, described as follows:

The Southwest 1/4 of the Southeast 114 of Section 8, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, EXCEPT the East 82 feet. ALSO EXCEPT the parcel described in Liber 747, on page 147, conveyed to the Calhoun County Road Commission. ALSO EXCEPT: Commencing at the South 114 post of Section 8, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan; thence North 90 degrees 00 minutes 00 seconds East along the Smith line of Section 8, 886.94 feet to the place of beginning; thence North 01 degree 15 minutes 40 seconds West parallel to the East tine of the Southwest 1/4 of the Southeast 1/4 of Section 8, 616 feet; thence North 90 degrees 00 minutes 00 seconds East parallel with the. South Section line 353.70 feet; thence South 01 degree 15 minutes 40 seconds East parallel to and 82 feet West of the East line of the Southwest 1/4 of the Southeast 1/4 of Section 8, 616 feet to the South Section line; thence South 90 degrees 00 minutes 00 seconds West along the South Section line 353.70 feet to the place of beginning.

Tax ID #13-19-082-009-30

Commonly known as: 25581 H Drive N., Albion, MI 49224

per Warranty Deed, Liber 2917, Page 343, CCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 114 of Section 8, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan. described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 8, Town 2 South, Range 4 West; thence North 88 degrees 48 minutes 31 seconds West, along the East-West 1/4 line of Section 8, 1494.42 feel to the Point of Beginning; thence South 12 degrees 20 minutes 54 seconds West 1380.83 feet; thence South 03 degrees 36 minutes 06 seconds West 757.78 feet; thence South 00 degrees 11 minutes 04 seconds West 554.67 feet to the Point of Ending, said point lying North 89 degrees 08 minutes 23 seconds West, along the South line of Section 8 and the centerline of H Drive North, 1846.80 feet from the Southeast corner of Section 8. The sidelines of the above- described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: The Wildlife Recovery Association

DESCRIPTION OF PROPERTY

Situated in the Township of Greendale, County of Midland, State of Michigan, to wit:

The South 1/2 of the South 1/2 of the Southeast 1/4 of Section 18, T14N, R2W.

Tax ID #030-018-400-100-00

Commonly known as: S. Coleman Rd., Mt Pleasant, MI 48858

per Warranty Deed, L. 593, P. 1318, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 18, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 18, Town 14 North, Range 2 West; thence North 89 degrees 10 minutes 59 seconds West, along the East-West 1/4 line of Section 18, 39.60 feet to the Point of Beginning; thence South 00 degrees 09 minutes 17 seconds West 2649.36 feet to the Point of Ending, said point lying distant North 89 degrees 10 minutes 52 seconds West, along the South line of Section 18, 39.33 feet from the Southeast corner of Section 18. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

GRANTOR: The Crude Oil Company

DESCRIPTION OF THE PROPERTY

Northwest Quarter of Northwest Quarter (NW 1/4 of NW 1/4) of Section 29, T14N, R2W, Greendale Township, Midland County, Michigan.

Tax ID #030-029-200-100-00

Commonly known as: 997 S. Coleman Rd., Shepherd, MI 48883

per Personal Representative's Deed, L. 1545, P. 1249, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 29, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northwest corner of Section 29, Town 14 North, Range 2 West; thence East 39.80 feet along the North line of Section 29 to the Point of Beginning; thence South 00 degrees 09 minutes 10 seconds West 271.81 feet; thence South 00 degrees 00 minutes 56 seconds West 1244.87 feet; thence South 00 degrees 10 minutes 56 seconds East 1122.86 feet to the Point of Ending, said point lying distant South 89 degrees 34 minutes 50 seconds East, along the East-West 1/4 line of Section 29 and the centerline of Salt River Road (66 feet wide), 42.82 feet from the West 1/4 corner of Section 29.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

SB-45

GRANTOR: Dwayne Brown/Jessie Lee Brown/Weichert Workforce Mobility/Amy Powell

DESCRIPTION OF PROPERTY

Situated in Section 5, Town 14 North, Range 2 West, Greendale Twp., Midland Co., Michigan, described as: Commencing 172 feet South of the Northwest Section corner; thence East 100 feet; thence North 40 feet; thence East 200 feet; thence South 176.08 feet; thence West 300.02 feet; thence North 134 feet.

Tax ID #030-005-200-124-00

Commonly known as: 988 N. Coleman Rd., Shepherd, MI 48883

per Tax Record

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 5, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northwest corner of Section 5, Town 14 North, Range 2 West; hence South 89 degrees 30 minutes 53 seconds East, along the North line of Section 5, 29.87 feet to the Point of Beginning; thence South 06 degrees 02 minutes 59 seconds West 707.55 feet; thence South 06 degrees 32 minutes 03 seconds East 693.86 feet; thence South 00 degrees 16 minutes 22 seconds West 1248.25 feet; thence South 06 degrees 46 minutes 44 seconds West 85.78 feet to the Point of Ending, said point lying distant East 31.53 feet along the East-West 1/4 line of Section 5 from the West 1/4 corner of Section 5.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

SB-50

GRANTOR: Hill, Sonny

DESCRIPTION OF PROPERTY

Situated in the Township of Greendale, Midland County, Michigan:

Part of the North 1/2 of the Northwest 1/4 of Section 5, Township 14 North, Range 2 West, described as: Commencing 762.5 feet South and 33 feet East of the Northwest corner of said Section 5 for a place of beginning; thence East 165 feet; thence South 132 feet; thence West 165 feet; thence North 132 feet to the place of beginning.

Tax ID #030-005-200-175-00

Commonly known as: 946 N. Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 1590, P. 1161, MCR.

DESCRIPTION OF EASEMENT AREA

Part of the Northwest 1/4 of Section 5, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northwest corner of Section 5, Town 14 North, Range 2 West; thence South 89 degrees 30 minutes 53 seconds East, along the North line of Section 5, 29.87 feet to the Point of Beginning; thence South 06 degrees 02 minutes 59 seconds West 707.55 feet; thence South 06 degrees 32 minutes 03 seconds East 693.86 feet; thence South 00 degrees 16 minutes 22 seconds West 1248.25 feet; thence South 06 degrees 46 minutes 44 seconds West 85.78 feet to the Point of Ending, said point lying distant East 31.53 feet along the East-West 1/4 line of Section 5 from the West 1/4 corner of Section 5.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

SB-76

GRANTOR: Bryant, Billy and Kelly

DESCRIPTION OF THE PROPERTY

A parcel of land situated in the East 1/2 of the Northeast 1/4 of Section 7, T14N, R2W, Greendale Township, Midland County, Michigan, described as: Beginning at the East 1/4 corner of Section 7; thence North 89°51'33" West, 658.23 feet along the East-West 1/4 line to the East line of the West 1/2 of the East 1/2 of the Northeast 1/4; thence North 00°11'13" West, 300.00 feet along said East line: thence South 89°51'33" East, 658.59 feet parallel with the East-West 1/4 line to the East Section line; thence South 00°07'03" East, 300.00 feet along the East section line to the point of beginning.

Tax ID #030-007-100-900-00

Commonly known as: 259 N. Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 1480, P. 1415, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the Northeast corner of Section 7. Town 14 North, Range 2 West; thence North 89 degrees 23 minutes 15 seconds West, along the North line of Section 7, 39.57 feet to the Point of Beginning; thence South 00 degrees 32 minutes 37 seconds West 1865.84 feet; thence South 00 degrees 33 minutes 20 seconds West 714.04 feet; thence South 00 degrees 01 minute 57 seconds West 63.16 feet to the Point of Ending, said point lying distant North 89 degrees 10 minutes 24 seconds West. along the East-West 1/4 line of Section 7, 38.60 feet from the East 1/4 corner of Section 7. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

SB-81

GRANTOR: Stottlemyer, Ruby

DESCRIPTION OF PROPERTY

The North 132 Feet of the East 330 Feet of the East 1/2 of the Southeast 1/4 of Section 7, T14N, R2W, Greendale Township, Midland County, Michigan.

Tax ID #030-007-400-350-00

Commonly known as: 243 N. Coleman Rd., Shepherd, MI 48883

per Warranty Deed, L. 895, P. 695. MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Grantor's Land which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 7, Town 14 North, Range 2 West; thence North 89 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38.60 feet to the Point of Beginning; thence South 00 degrees 01 minute 57 seconds West 1968.51 feet; thence South 01 degree 01 minute 57 seconds West 667.26 feet to the Point of Ending, said point lying distant North 89 degrees 32 minutes 34 seconds West, along the South line of Section 7, 50.91 feet from the Southeast corner of Section 7.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Grantor's Land

SB-86A

GRANTOR: Carli, Jeremy and Sarah

DESCRIPTION OF PROPERTY

Part of the East 1/2 of the Southeast 1/4, Section 7, T14N, R2W, Greendale Township, Midland County, Michigan, [beginning] 471 feet North of the Southeast corner, thence West 300 feet, thence North 140 feet, thence East 300 feet, thence South 140 feet [to the point of beginning.]

Tax ID #030-007-400-212-00

Commonly known as: N. Coleman Rd., Shepherd, MI 48883

per Tax Records

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 7, Town 14 North, Range 2 West; thence North 89 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38.60 feet to the Point of Beginning; thence South 00 degrees 01 minute 57 seconds West 1968.51 feet; thence South 01 degree 01 minute 57 seconds West 667.26 feet to the Point of Ending, said point lying distant North 89 degrees 32 minutes 34 seconds West, along the South line of Section 7, 50.91 feet from the Southeast corner of Section 7

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

SB-88A

GRANTOR: Leviere, John and Elizabeth

DESCRIPTION OF PROPERTY

Land in the Township of Greendale, County of Midland, State of Michigan, described as

Section 7, T14N, R2W, A parcel of land being a part of the East 1/2 of the Southeast 1/4, and commencing 801 feet North of the Southeast Section corner, thence North to River's edge, thence Southwesterly along the South edge of River to the West Boundary Line, thence South to the Southwest corner, thence East 1020 feet, thence North 190 feet, thence East 300 feet to the point of beginning

Tax ID #030-007-400-207-00

Commonly known as 93 N Coleman Rd , Shepherd, MI 48883 per Land Contract, L 1635, P 1392, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township, Midland County, Michigan, described as:

All that part of the above-described Property which lies within 80 00 feet on each side of the following described line

Commencing at the East 1/4 corner of Section 7, Town 14 North, Range 2 West, thence North 89 degrees 10 minutes 24 seconds West, along the East-West 1/4 line of Section 7, 38 60 feet to the Point of Beginning, thence South 00 degrees 01 minute 57 seconds West 1968 51 feet, thence South 01 degree 01 minute 57 seconds West 667 26 feet to the Point of Ending, said point lying distant North 89 degrees 32 minutes 34 seconds West, along the South line of Section 7, 50 91 feet from the Southeast corner of Section 7

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property

SB-89

GRANTOR: Carli, Jeremy and Carli, Sarah

DESCRIPTION OF PROPERTY

A parcel of land beginning 336 feet North of the Southeast corner of the East 1/2 of the Southeast 1/4 of Section 7, T14N, R2W; thence West 1320 feet; thence North 275 feet: thence East 1020 feet; thence South 140 feet; thence East 300 feet; thence South 135 feet to the Point of Beginning, Greendale Township, Midland County, Michigan.

Tax ID #030-007-400-100-00

Commonly known as: 89 N. Coleman Rd., Shepherd, MI 48883

per Covenant Deed. L. 1544, P.1476, MCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 7, Town 14 North, Range 2 West, Greendale Township. Midland County, Michigan. described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 7, Town 14 North, Range 2 West; thence North 89 degrees 10 minutes 24 seconds West. along the East-West 1/4 line of Section 7, 38.60 feet to the Point of Beginning; thence South 00 degrees 01 minute 57 seconds West 1968.51 feet; thence South 01 degree 01 minute 57 seconds West 667.26 feet to the Point of Ending. said point lying distant North 89 degrees 32 minutes 34 seconds West, along the South line of Section 7, 50.91 feet from the Southeast corner of Section 7. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

STA-02

GRANTOR: Redfield, Shirland and Marcia

DESCRIPTION OF THE PROPERTY

The East 1/2 of the West 1/2 of the Southeast 1/4 of the Southeast 1/4 of Section 5, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan. Subject to easements, restrictions and reservations of record.

Tax ID #13-19-051-006-40

Commonly known as: Vacant 26 Mile Road/J Drive N., Albion, MI 49224 per Warranty Deed, Liber 1453, Page 78, CCR SE 1/4 SEC. 5, T2S, R4W, SHERIDAN TWP., CALHOUN CO.

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 5, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, described as: All that part of the above-described Property which lies within 80.00 feet on each side of the following described line: Commencing at the East 1/4 corner of Section 5, Town 2 South, Range 4 West; thence North 89 degrees 34 minutes 20 seconds West, along the East-West 1/4 line of Section 5, 825.57 feet to the Point of Beginning; thence South 01 degree 00 minutes 39 seconds West 2611.63 feet; thence South 12 degrees 20 minutes 54 seconds West 41.57 feet to the Point of Ending, said point lying North 89 degrees 27 minutes 50 seconds West, along the South line of Section 5 and the centerline of J Drive North, 900.12 feet from the Southeast comer of Section 5. The sidelines of the above described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

STA-04

Grantor: Kiessling, Douglas

DESCRIPTION OF PROPERTY

Land in the Township of Sheridan, Calhoun County, and State of Michigan.

Parcels 1 & 2: The North half of the Southeast quarter, of Section 8, Town 2 South, Range 4 West. EXCEPT: The Southerly 200 feet of the Easterly 200 feet. EXCEPT: Beginning at the East quarter post of Section 8, Town 2 South, Range 4 West; thence West along the quarter line of said Section, 366 feet; thence South parallel with the East line of said Section, 386 feet; thence East parallel with the quarter line of said Section 366 feet to said East Section line; thence North along said East line, 386 feet to the place of beginning.

Tax ID #13-19-082-003-00

Commonly known as: Vacant 26 Mile Rd., Albion, MI 49224

per Memorandum of Land Contract, Liber 3915, Page 928, CCR (covers more land)

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 8, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 8, Town 2 South, Range 4 West; thence North 88 degrees 48 minutes 31 seconds West, along the East-West 1/4 line of Section 8. 1494.42 feet to the Point of Beginning; thence South 12 degrees 20 minutes 54 seconds West 1380.83 feet; thence South 03 degrees 53 minutes 44 seconds West 697.83 feet; thence South 00 degrees 11 minutes 04 seconds West 614.73 feet to the Point of Ending, said point lying North 89 degrees 08 minutes 23 seconds West, along the South line of Section 8 and the centerline of H Drive North, 1846.80 feet from the Southeast corner of Section 8. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

STA-08

GRANTOR: Budd, Ronald

DESCRIPTION OF THE PROPERTY

Situated in the Township of Sheridan, Calhoun County, Michigan: The South 1/2 of the Northeast 1/4 of Section 17, lying West of the road, and containing 65 acres of land, more or less. EXCEPT Commencing at a point on the East West Quarter line of Section 17, Town 2 South, Range 4 West, Calhoun County, Michigan, where said quarter line intersects the center line of Starr Commonwealth Road; thence West on said Quarter line 480 feet; thence North parallel with North South section line 363 feet; thence East parallel with North section line to center line of Starr commonwealth Road; thence Southerly along the center line of said road to the place of beginning. (Also Except) Beginning 480 feet West and 363 feet North of the intersection of the Centerline of Starr Commonwealth Road with the East and West 1/4 line of Section 17, Town 2 South, Range 4 West; thence continuing North, parallel with the North and South Section line, 90 feet; thence East parallel with the East and West 1/4 line, to the center of said highway known as Starr Commonwealth Road; thence Southwesterly, in the center of said road to a point that is directly East of the place of beginning; thence West, parallel with the North section line to the place of beginning.

Tax ID #13-19-170-003-00

Commonly known as: 15604 26 Mile Rd., Albion, MI 49224

per Quit Claim Deed, Liber 2025, Page 887, CCR

DESCRIPTION OF EASEMENT AREA

Part of the Northeast 1/4 of Section 17, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, described as: All that part of the above-described Property which lies within 80.00 feet on each side of the following described line: Commencing at the Northeast comer of Section 17, Town 2 South, Range 4 West; thence North 89 degrees 08 minutes 23 seconds West, along the North line of Section 17 and the centerline of H Drive North, 1846.80 feet to the Point of Beginning; thence South 00 degrees 11 minutes 04 seconds West 56.19 feet; thence South 01 degree 22 minutes 34 seconds West 2599.55 feet to the Point of Ending, said point lying North 89 degrees 19 minutes 14 seconds West, along the East-West 1/4 line of Section 17, 1961.60 feet from the East 1/4 corner of Section 17. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

STA-09

GRANTOR: Ceres Farms, LLC

DESCRIPTION OF THE PROPERTY

Situated in the Township of Sheridan, County of Calhoun, State of Michigan, and described as follows:

A parcel of land located in the Southeast 1/4 of Section 17, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan being described as: Beginning at the South 1/4 corner of Section 17, Town 2 South, Range 4 West; thence N 00°41'42" W 1323.10 feet along the North-South 1/4 line of said Section 17 to the North line of the Southwest 1/4 of the Southeast 1/4 of said Section 17; thence S 89°25'28" E 897.11 feet along said North line to the East line of the West 27 acres (prorated) of the North 1/2 of the Southeast 1/4 of Section 17; thence N 00°41'42" W 1321.48 feet along said East line to the East-West 1/4 line of said Section 17; thence S 89°19'14" E 848.76 feet along said East-West 1/4 line to the centerline of 26 Mile Road; thence S 18°08'32" W 228.61 feet along said centerline; thence S 22°07'30" W 668.02 feet along said centerline; thence Southwesterly 291.42 feet along said centerline along the arc of a curve to the left, said curve having a radius of 750.00 feet, a delta angle of 22°15'46" and a chord bearing S 10°59'37" W 289.59 feet; thence S 00°08'16" E 195.54 feet along said centerline to the South line of the North 1/2 of the Southeast 1/4 of said Section 17; thence N 89°25'28" W 18.72 feet along said South line to the East line of the Southwest 1/4 of the Southeast 1/4 of said Section 17; thence S 00°56'46" E 576.67 feet along said East line; thence N 89°31'39" W 681.56 feet; thence S 01°51'44" E 744.56 feet to the South line of said Section 17; thence N 89°31'39" W 669.65 feet along said South line to the point of beginning.

Tax ID #13-19-170-033-00

Commonly known as: Vacant 26 Mile Rd., Albion, MI 49224

per Personal Representative's Deed, Liber 3955, Page 427, CCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 17, Town 2 South, Range 4 West, Sheridan Township, Calhoun County. Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 17, Town 2 South, Range 4 West; thence North 89 degrees 19 minutes 14 seconds West, along the East-West 1/4 line of Section 17, 1961.60 feet to the Point of Beginning: thence South 01 degree 22 minutes 34 seconds West 2367.36 feet; thence South 62 degrees 52 minutes 33 seconds East 283.70 feet; thence South 08 degrees 02 minutes 44 seconds East 150.39 feet to the Point of Ending, said point lying South 89 degrees 31 minutes 59 seconds East, along the South line of Section 17 and the centerline of F Drive North, 881.73 feet from the South 1/4 corner of Section 17. The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

STA-10

GRANTOR: Culver, Robert

DESCRIPTION OF PROPERTY

Situated in the Township of Sheridan, County of Calhoun, State of Michigan

A parcel of land located in the Southeast 1/4 of Section 17, Town 2 South, Range 4 West, being described as: Commencing at the South 1/4 corner of Section 17, Town 2 South, Range 4 West; thence S 89°31'39" East, 669.95 feet along the South line of said Section 17 to the point of beginning of the following described parcel; thence N 01°51'44" West, 744.56 feet; thence S 89°31'39" East, 214.87 feet; thence S 00°56'46" East, 466.70 feet; thence S 89'31'39" East, 466.69 feet to the East line of the Southwest 1/4 of the Southeast 1/4 of said Section 17; thence S 00°56'46" East, 277.47 feet along said East line to the South line of said Section 17, thence N 89°31'39" West, 669.65 feet along said South line to the point of beginning.

Tax ID #13-19-170-033-01

Commonly known as: 15019 26 Mile Rd., Albion, MI 49224

per Personal Representative's Deed, Liber 3956, Page 732, CCR

DESCRIPTION OF EASEMENT AREA

Part of the Southeast 1/4 of Section 17, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, described as:

All that part of the above-described Property which lies within 80.00 feet on each side of the following described line:

Commencing at the East 1/4 corner of Section 17, Town 2 South, Range 4 West; thence North 89 degrees 19 minutes 14 seconds West, along the East-West 1/4 line of Section 17, 1961.60 feet to the Point of Beginning; thence South 01 degree 22 minutes 34 seconds West 2367.36 feet; thence South 62 degrees 52 minutes 33 seconds East 283.70 feet to a Point "A"; thence South 29 degrees 11 minutes 43 seconds East 103.79 feet; thence South 06 degrees 30 minutes 28 seconds West 58.87 feet to a Point of Ending (East), said point lying South 89 degrees 31 minutes 59 seconds East, along the South line of Section 17 and the centerline of F Drive North, 904.63 feet from the South 1/4 corner of Section 17.

ALSO, beginning at above-mentioned Point "A"; thence South 73 degrees 13 minutes 07 seconds West 110.14 feet; thence South 13 degrees 51 minutes 34 seconds East 119.80 feet to a Point of Ending (West),

said point lying South 89 degrees 31 minutes 59 seconds East, along the South line of Section 17 and the centerline of F Drive North, 783.92 feet from the South 1/4 corner of Section 17.

The sidelines of the above-described easement shall be extended or shortened to meet at angle points, and to terminate at the boundaries of the above-described Property.

GRANTOR: VandenBrink, Mary

GRANTOR’S Land (per Deeds in Liber 1301, Page 44, Liber 1411, Page 175 and Liber 2008, Page 903, Muskegon County Records)

DESCRIPTION OF PROPERTY:

The North 1/2 of the Southwest 1/4 of the Southwest 1/4 of Section 35, Town 9 North, Range 14 West, Ravenna Township, Muskegon County, Michigan.

ALSO

The North half of the Southwest quarter of Section 35, Town 9 North, Range 14 West, Ravenna Township, Muskegon County, Michigan.

ALSO

The South 1/2 of the South 1/2 of the Northeast 1/4 of Section 35, Town 9 North, Range 14 West, Ravenna Township, Muskegon County, Michigan, and a certain parcel beginning 300 feet West of the Northeast corner of the Southeast 1/4 of Section 35, Town 9 North, Range 14 West; then South 635 feet; then West 1020 feet; then Northwesterly to a point 200 feet South of the North line of said Southeast 1/4 and 450 feet East of the West line of said Southeast 1/4 ; then West 450 feet; then North to the Northwest corner of said Southeast 1/4; then East along the North line of said Southeast 1/4 to the point of beginning.

Tax ID: 61-17-035-300-0001-00

DESCRIPTION OF EASEMENT AREA

Part of the Southwest 1/4 of Section 35, Town 9 North, Range 14 West, Ravenna Township, Muskegon County, Michigan, described as:

Commencing at the Southwest corner of Section 35, Town 9 North, Range 14 West;

thence North 00 degrees 49 minutes 06 seconds East, along the West line of Section 35 and the centerline of Blackmer Road (66 feet wide), 663.17 feet; thence South 89 degrees 16 minutes 31 seconds East, along the South line of the North 1/2 of the Southwest 1/4 of the Southwest 1/4 of Section 35, 818.11 feet to the Point of Beginning; thence North 377.50 feet; thence South 89 degrees 07 minutes 22 seconds East 194.02 feet; thence South 376.98 feet; thence North 89 degrees 16 minutes 31 seconds West 194.02 feet to the Point of Beginning.

METC-0526-00007

GRANTOR: Taylor, Charles and Susan

DESCRIPTION OF PROPERTY

THE FOLLOWING REAL PROPERTY LOCATED IN THE COUNTY OF CALHOUN, STATE OF MICHIGAN:

The West 1/2 of the Northeast 1/4 of Section 20, Town 2 South, Range 4 West, excepting therefrom the West 660 feet of the North 1320 feet thereof, subject to easement to Consumers Power Company.

Also, excepting therefrom: all that part of the West 1/2 of the Northeast 1/ 4 of Section 20, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan, which lies southerly of the northerly limited access right of way line of Highway US 12 (restricting all ingress and egress), and right of way line being described as: beginning at a point on the west line of said Section 20; which is N 00 degrees 18'30" W 220.65 feet from the West 1/4 corner of said section 20; thence North 89 degrees 52'20" E 3218.21 feet.; thence N 71 degrees 19'50 E 800.00 feet more or less to the Point of Ending on the Westerly right of way line of 26 Mile Road.

AND

The East 330 feet of the West 660 feet of the North 1320 feet of the West 'A of the Northeast 1/4 of Section 20, Town 2 South, Range 4 West, Sheridan Township, Calhoun County, Michigan

Tax ID # 19-200-009-00

Exhibit B

SUBORDINATION TERMS

The unsecured permitted indebtedness evidenced by this instrument is subordinated and subject in right of payment to the prior payment in full of all Senior Debt Obligations (as hereinafter defined) of Michigan Electric Transmission Company, LLC, a limited liability company formed under the laws of the State of Michigan (the “Company”). Each holder of this instrument, by its acceptance hereof, agrees to and shall be bound by all the provisions hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Twelfth Supplemental Indenture, dated as of October 9, 2023 (as in effect on the date hereof, the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”).

The term “Senior Debt Obligations”, as used herein, shall include all, loans, advances, debts, liabilities and obligations, howsoever arising (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (collectively, as used herein, “Obligations”) of the Company now or hereafter existing in respect of Senior Debt (as defined herein) and any amendments, modifications, deferrals, renewals or extensions of any such Senior Debt, or of any notes or evidences of indebtedness heretofore or hereafter issued in evidence of or in exchange for any such Obligation, whether for principal, interest (including interest payable in respect of any such Obligations subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), or any provision of corresponding bankruptcy, insolvency or commercial reorganization legislation of any other jurisdiction, whether or not such interest is an allowed claim enforceable against the debtor, and whether or not the holder of such obligation would be otherwise entitled to receive dividends or payments with respect to any such interest or any such proceeding), premium (including Make-Whole Amount), if any, fees, expenses or otherwise.

The term “Senior Debt”, as used herein, shall mean (i) all Senior Secured Debt and (ii) all unsecured Debt of the Company permitted to be incurred by the Company pursuant to the Mortgage Indenture or the Supplemental Indenture which is not subject to any subordination terms whether or not similar to those set forth in this instrument.

The term “Subordinated Debt”, as used herein, shall mean all Obligations of the Company evidenced by this instrument owing to any Person now or hereafter existing hereunder (whether created directly or acquired by assignment or otherwise), whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy proceeding described in the definition of Senior Debt Obligations, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise.

On and after the Series A Closing Date, no payment on account of principal, interest, fees, premium, expenses or otherwise on this Subordinated Debt shall be made by the Company in cash or otherwise unless (a) full payment of all amounts then due and payable on all Senior Debt Obligations has been made, (b) such payment would be permitted by the Indenture and any Senior Debt Document (as defined below) and (c) immediately after giving effect to such payment, there shall not exist any Default or Event of Default. Any such payment permitted pursuant to this paragraph is hereinafter referred to as a “Permitted Payment”. For the purposes of these provisions, no Senior Debt Obligations shall be deemed to have been paid in full until the obligee of such Senior Debt Obligations shall have received payment in full in cash.

Ex B-1

Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then and in any such event all principal, premium and interest and all other amounts due or to become due upon all Senior Debt Obligations shall first be paid in full before the holders of the Subordinated Debt shall be entitled to retain any assets so paid or distributed in respect of the Subordinated Debt (whether for principal, premium, interest or otherwise), and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Debt would be entitled, except as otherwise provided herein, shall be paid pro rata among the holders of Senior Debt Obligations by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Subordinated Debt if received by them. So long as any Senior Debt Obligations are outstanding, the holder of this instrument shall not commence, or join with any creditor other than the Trustee or the Senior Debt Parties (as hereinafter defined) in commencing, or directly or indirectly causing the Company to commence, or assist the Company in commencing, any proceeding referred to in the preceding sentence.

The holder of this instrument hereby irrevocably authorizes and empowers (without imposing any obligation on) each Person (each such Person a “Senior Debt Party” and collectively, the “Senior Debt Parties”) that has entered into an agreement, instrument, or other document evidencing or relating to any Senior Debt Obligation (each such agreement, instrument or other document, a “Senior Debt Document”) as a lender or creditor and such Senior Debt Party’s representatives, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt evidenced by this instrument in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt at creditors’ meetings for the election of trustees, acceptances of plans and otherwise), in the name of the holder of the Subordinated Debt evidenced by this instrument or otherwise, as such Senior Debt Party’s representatives may deem necessary or desirable for the enforcement of the subordination provisions of this instrument. The holder of this instrument shall execute and deliver to each Senior Debt Party and such holder’s representatives all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be reasonably requested by such holder or such holder’s representatives in order to enable such holder to enforce all claims upon or in respect of such holder’s ratable share of the Subordinated Debt evidenced by this instrument.

The holder of this instrument shall not, without the prior written consent of the Senior Debt Parties, have any right to accelerate payment of, or institute any proceeding to enforce, the Subordinated Debt so long as any Senior Debt Obligations are outstanding, unless and until all Senior Debt Parties have accelerated payment thereof and commenced proceedings to enforce such Senior Debt Obligations.

After the payment in full of all amounts due in respect of Senior Debt Obligations, the holder or holders of the Subordinated Debt shall be subrogated to the rights of the Senior Debt Parties to receive payments or distributions of cash, property or securities of the Company applicable to Senior Debt Obligations until the principal of, premium on, interest on and all other amounts due or to become due with respect to the Subordinated Debt shall be paid in full subject to the terms and conditions of the Subordinated Debt or of any agreement among the holders of the Subordinated Debt and other Subordinated Debt of the Company.

Ex B-2

If any payment (other than a Permitted Payment) or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Subordinated Debt in such capacity before all Senior Debt Obligations are paid in full, such payment or distribution will be held in trust for the benefit of, and shall be immediately paid over pro rata among the Senior Debt Parties, for application to the payment in full of Senior Debt Obligations, until all Senior Debt Obligations shall have been paid in full.

Nothing contained in this instrument is intended to or shall impair as between the Company, its creditors (other than the Senior Debt Parties) and the holders of the Subordinated Debt, the obligations of the Company to pay to the holders of the Subordinated Debt, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Subordinated Debt and creditors of the Company (other than the Senior Debt Parties).

The Senior Debt Parties shall not be prejudiced in their rights to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company.

The holder of this instrument agrees to execute and deliver such further documents and to do such other acts and things as the Senior Debt Parties may reasonably request in order fully to effect the purposes of these subordination provisions. Each holder of this instrument by its acceptance hereof authorizes and directs the trustee or other representative, if any, of the Subordinated Debt represented by this instrument on its behalf to take such further action as may be necessary to effectuate the subordination as provided herein and appoints such trustee or other representative, if any, as its attorney-in-fact for any and all such purposes.

The subordination effected by these provisions, and the rights of the Senior Debt Parties, shall not be affected by (i) any amendment of, or addition or supplement to, the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations, (ii) any exercise or non-exercise of any right, power or remedy under or in respect to the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations or (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations; whether or not any holder of any Subordinated Debt shall have had notice or knowledge of any of the foregoing.

No failure on the part of any Senior Debt Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor all any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

The holder of this instrument and the Company each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt Obligations and these terms of subordination and any requirement that the Trustee or any Senior Debt Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right to take any action against the Company or any other Person or any Mortgaged Property.

These terms of subordination shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt Obligations is rescinded or must otherwise be returned by the Trustee or any Senior Debt Party upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

Ex B-3

The provisions of these terms of subordination constitute a continuing agreement and shall (i) remain in full force and effect until the indefeasible payment in full of the Senior Debt Obligations and the termination or expiration of all obligations to extend credit under the Senior Debt Documents, (ii) be binding upon the holder of this instrument, the Company and its successors, transferees and assignees and (iii) inure to the benefit of, and be enforceable by, the Trustee and each Senior Debt Party. Without limiting the generality of the foregoing clause (iii), each Senior Debt Party may assign or otherwise transfer all or any portion of its rights and obligations under all or any of the Senior Debt Documents to any other Person (to the extent permitted by the Senior Debt Documents), and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Senior Debt Party herein or otherwise.

This instrument shall be governed by and construed in accordance with, the laws of the State of New York.

Ex B-4

Exhibit C

This Note has not been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to the securities laws of any state. Accordingly, this Note may not be offered, sold or otherwise transferred (1) except in accordance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or (2) unless this Note is registered under the Securities Act and any applicable state securities laws.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

5.65% Series A Senior Secured Note due 2028

Original Interest Accrual Date: November 1, 2023

Stated Maturity: November 1, 2028

Interest Rate: 5.65% per annum

Interest Payment Dates: May 1 and November 1

Regular Record Dates: April 16 and October 17

This Note is not an Original Issue Discount Security
within the meaning of the within-mentioned Indenture.
This Note is a Debt Security within the
meaning of the within-mentioned Indenture.

_______________________

Registered No. A-[____]	November 1, 2023
$[ ][1]	PPN [______ ___]

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($ _____) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on May 1, 2024 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.65% and (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Noteholder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Noteholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

1        Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

Ex C-1

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ___________________

The Bank of New York Mellon Trust Company, N.A. as Trustee

By:
Authorized Signatory

Capitalized terms used in this Note and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Note and interest hereon at Maturity shall be made upon presentation of this Note at the office or agency of the Trustee at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemptions, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture. Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Note (other than interest at Maturity) shall be made as set forth in Section 307 of the Original Indenture (as defined below). Payment of the principal of and Make-Whole Amount, if any, and interest on this Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Note is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage Indenture, dated as of December 10, 2003 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Twelfth Supplemental Indenture, dated as of October 9, 2023 (the “Supplemental Indenture”), each of the Indenture and the Twelfth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Note, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured. The acceptance of this Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Note is one of the series of Securities designated above.

Ex C-2

Notwithstanding anything to the contrary in Section 113 of the Original Indenture, in the Supplemental Indenture or in this Note, if the Stated Maturity or any Redemption Date of this Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Note) payment of interest on or principal (and premium, if any) of this Note due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Note due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment. Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Note is subject to mandatory redemption under the circumstances set forth in Section 501(a) of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture. This Note is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as separate classes, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities. The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Ex C-3

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemptions, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Note or Notes to be exchanged at the office or agency of the Trustee at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemptions, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Note, except upon the payment or redemption of this Note in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel this Note once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Note pursuant to any provision of the Indenture and no Notes may be issued in substitution or exchange for this Note.

As provided in Section 1401 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company or any Successor Corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Notes) are solely corporate obligations of the Company and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Notes).

Ex C-4

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Note shall be governed by and construed in accordance with the law of the State of New York, except that (i) to the extent that the Trust Indenture Act shall be applicable, this Note shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property that is Real Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Note shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual or electronic signature, this Note shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

Ex C-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a Michigan limited liability company

By:	ITC Holdings Corp., its sole manager

By:
Name:
Title:

Date: November 1, 2023

Ex C-6

SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Note in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Note	Last date to which interest has been paid on the within Note	Notation by Holder

Ex C-7

ANNEX A

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security
or other Identifying Number

______________________________________________________________________________
Please print or typewrite name and address, including postal zip code of assignee

________________________________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________attorney to transfer said Note on the Security Register, upon surrender of said Note at the office or agency of the Trustee in New York, New York, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, with full power of substitution in the premises.

Dated: __________________

[NAME OF TRANSFEROR]

By:
Name:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Ex C-8

Exhibit D

This Note has not been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to the securities laws of any state. Accordingly, this Note may not be offered, sold or otherwise transferred (1) except in accordance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or (2) unless this Note is registered under the Securities Act and any applicable state securities laws.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

5.98% Series B Senior Secured Note due 2034

Original Interest Accrual Date: January 16, 2024

Stated Maturity: January 16, 2034

Interest Rate: 5.98% per annum

Interest Payment Dates: January 16 and July 16

Regular Record Dates: January 1 and July 1

This Note is not an Original Issue Discount Security
within the meaning of the within-mentioned Indenture.
This Note is a Debt Security within the
meaning of the within-mentioned Indenture.

_______________________

Registered No. B-[____]	January 16, 2024
$[ ][2]	PPN [______ ___]

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($ _____) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on July 16, 2024 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.98% and (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Noteholder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Noteholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

2        Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

Ex D-1

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ___________________

The Bank of New York Mellon Trust Company, N.A. as Trustee

By:
Authorized Signatory

Capitalized terms used in this Note and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Note and interest hereon at Maturity shall be made upon presentation of this Note at the office or agency of the Trustee at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemptions, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture. Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Note (other than interest at Maturity) shall be made as set forth in Section 307 of the Original Indenture (as defined below). Payment of the principal of and Make-Whole Amount, if any, and interest on this Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Note is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage Indenture, dated as of December 10, 2003 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Twelfth Supplemental Indenture, dated as of October 9, 2023 (the “Supplemental Indenture”), each of the Indenture and the Twelfth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Note, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured. The acceptance of this Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Note is one of the series of Securities designated above.

Ex D-2

Notwithstanding anything to the contrary in Section 113 of the Original Indenture, in the Supplemental Indenture or in this Note, if the Stated Maturity or any Redemption Date of this Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Note) payment of interest on or principal (and premium, if any) of this Note due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Note due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment. Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Note is subject to mandatory redemption under the circumstances set forth in Section 501(a) of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture. This Note is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as separate classes, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities. The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Ex D-3

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemptions, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Note or Notes to be exchanged at the office or agency of the Trustee at c/o The Bank of New York Mellon, 2001 Bryan Street, 10th Floor, Dallas, Texas 75201, Attention: Transfers/Redemptions, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Note, except upon the payment or redemption of this Note in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel this Note once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Note pursuant to any provision of the Indenture and no Notes may be issued in substitution or exchange for this Note.

As provided in Section 1401 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company or any Successor Corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Notes) are solely corporate obligations of the Company and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Notes).

Ex D-4

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Note shall be governed by and construed in accordance with the law of the State of New York, except that (i) to the extent that the Trust Indenture Act shall be applicable, this Note shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property that is Real Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Note shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual or electronic signature, this Note shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

Ex D-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a Michigan limited liability company

By:	ITC Holdings Corp., its sole manager

By:
Name:
Title:

Date: January 16, 2024

Ex D-6

SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Note in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Note	Last date to which interest has been paid on the within Note	Notation by Holder

Ex D-7

ANNEX A

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or other Identifying Number

______________________________________________________________________________
Please print or typewrite name and address, including postal zip code of assignee

________________________________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________attorney to transfer said Note on the Security Register, upon surrender of said Note at the office or agency of the Trustee in New York, New York, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, with full power of substitution in the premises.

Dated: __________________

[NAME OF TRANSFEROR]

By:
Name:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Ex D-8